Harris
                        Insight(REGISTRATION MARK) Funds

                                    A SHARES

                           JANUARY 18, 1999 PROSPECTUS
                          AS REVISED FEBRUARY 18, 1999

                          PROSPECTUS BEGINS ON PAGE 1.

                           Harris Insight Equity Funds
                        Harris Insight Fixed Income Funds

                 HARRIS INSIGHT(REGISTRATION MARK) FUNDS (LOGO)
                                [GRAPHIC OMITTED]

             POWERFUL INSIGHT. SOLID INVESTMENTS.(REGISTRATION MARK)
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                     HARRIS INSIGHT(REGISTRATION MARK) FUNDS
                  60 STATE STREET, SUITE 1300 (BULLET) BOSTON,
                    MASSACHUSETTS 02109 (BULLET) 800.982.8782

                                    A SHARES

                      Harris Insight Emerging Markets Fund
                        Harris Insight International Fund
                    Harris Insight Small-Cap Opportunity Fund
                       Harris Insight Small-Cap Value Fund
                           Harris Insight Growth Fund
                           Harris Insight Equity Fund
                        Harris Insight Equity Income Fund
                          Harris Insight Balanced Fund
                   Harris Insight Convertible Securities Fund
                       Harris Insight Tax-Exempt Bond Fund
                            Harris Insight Bond Fund
                Harris Insight Intermediate Tax-Exempt Bond Fund
                   Harris Insight Short/Intermediate Bond Fund
                Harris Insight Intermediate Government Bond Fund

This Prospectus offers A shares ("A Shares") of fourteen investment portfolios advised by Harris Trust and Savings Bank (collectively, the "Funds"). The Equity Fund and the Short/Intermediate Bond Fund are investment portfolios of HT Insight Funds, Inc., doing business as Harris Insight Funds (the "Company"). Each other Fund is an investment portfolio of Harris Insight Funds Trust (the "Trust"). The Company and the Trust are registered as open-end management investment companies (mutual funds). The Funds, together with the other investment portfolios of the Company and the Trust, are known as the Harris Insight Funds.

Please read this Prospectus before investing and keep it on file for future reference. The Prospectus contains the information that a prospective investor should know before investing, including how each Fund invests and the many services available to shareholders.

To learn more about the Funds and their investments, you may obtain a copy of the Harris Insight Funds' most recent financial report and portfolio listing or Statement of Additional Information dated January 18, 1999 (the "SAI") simply by calling 800.982.8782. The SAI has been filed with the Securities and Exchange Commission (the "SEC") and (as supplemented from time to time) is incorporated by reference into this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI and other information regarding the Funds.

THE HARRIS INSIGHT FUNDS ARE A FAMILY OF OPEN-END INVESTMENT COMPANIES COMMONLY KNOWN AS MUTUAL FUNDS. SHARES OF MUTUAL FUNDS ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, HARRIS TRUST AND SAVINGS BANK OR ANY OTHER BANK OR BANK AFFILIATE.

AN INVESTMENT IN SHARES OF ANY MUTUAL FUND IS SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                JANUARY 18, 1999
                          AS REVISED FEBRUARY 18, 1999


                                                                   1

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                                TABLE OF CONTENTS

                                      FUND SUMMARY   PAGE   4
                                   EXPENSE SUMMARY   PAGE  10
                INVESTMENT OBJECTIVES AND POLICIES   PAGE  13
                                      Equity Funds   Page  13
                                Fixed Income Funds   Page  18
                 ADDITIONAL INVESTMENT INFORMATION   PAGE  24
                    Additional Investment Policies   Page  24
                               Risk Considerations   Page  29
                                        MANAGEMENT   PAGE  35
                                 HOW TO BUY SHARES   PAGE  43
                                HOW TO SELL SHARES   PAGE  48
                 SHAREHOLDER SERVICES AND POLICIES   PAGE  50
                  HOW THE FUNDS MAKE DISTRIBUTIONS
                  TO SHAREHOLDERS; TAX INFORMATION   PAGE  52
                               GENERAL INFORMATION   PAGE  54
                               Banking Law Matters   Page  54
                     How Share Value is Determined   Page  54
                       How Performance is Reported   Page  55
                                         Year 2000   Page  56
  More Information About the Trust and the Company   Page  56
                 APPENDIX A: PERMITTED INVESTMENTS   PAGE  59

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus, the SAI and/or in the Funds' official sales literature in connection with the offering of the Funds' shares and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or the Company. This Prospectus does not constitute an offer in any jurisdiction in which, or to any person to whom, such offer may not lawfully be made.

                                  FUND SUMMARY

    THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED
                   INFORMATION CONTAINED IN THIS PROSPECTUS.


WHAT ARE THE OBJECTIVES OF THE FUNDS? HOW DO THE FUNDS ATTEMPT TO ACHIEVE THEIR
                                  OBJECTIVES?



Each of the Funds has distinct investment objectives and policies, which are summarized below in order of descending risk. For more complete information, see INVESTMENT OBJECTIVES AND POLICIES and ADDITIONAL INVESTMENT INFORMATION. Although no single Fund is intended to provide a complete or balanced investment program, each can serve as a component of an investor's investment program.



EQUITY FUNDS
 ................................................................................

EMERGING MARKETS FUND seeks to provide capital appreciation by investing in equity securities of companies in emerging markets that the investment adviser believes to be undervalued.

INTERNATIONAL FUND seeks to provide international diversification and capital appreciation by investing primarily in the equity securities of foreign issuers that the investment adviser believes are undervalued. Current income is a secondary objective.

SMALL-CAP OPPORTUNITY FUND seeks to provide long-term capital appreciation by investing primarily in equity securities of smaller capitalization companies that the investment adviser believes have above-average growth potential.

SMALL-CAP VALUE FUND seeks to provide capital appreciation by investing primarily in equity securities of smaller capitalization companies that the investment adviser believes have above-average growth potential and appear to be undervalued.

GROWTH FUND seeks to provide capital appreciation by investing primarily in common stocks and convertible securities of companies that the investment adviser believes have above-average growth potential.

EQUITY FUND seeks to provide capital appreciation and current income by investing primarily in common stocks.

EQUITY INCOME FUND seeks to provide current income and, secondarily, capital appreciation, by investing primarily in common stocks and convertible securities.


                                        4

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BALANCED FUND seeks to provide current income and capital appreciation by investing in a balanced portfolio of fixed income and equity securities.

FIXED INCOME FUNDS
 ................................................................................

CONVERTIBLE SECURITIES FUND seeks to provide capital appreciation and current income by investing primarily in securities, such as bonds, debentures, notes, preferred stocks or warrants, that are convertible into common stocks.

TAX-EXEMPT BOND FUND seeks to provide a high level of current income that is exempt from Federal income tax by investing, under normal market conditions, at least 80% of its assets in municipal obligations of varying maturities.

BOND FUND seeks to provide a high level of total return, including a competitive level of current income, by investing primarily in investment grade debt securities of varying maturities.

INTERMEDIATE TAX-EXEMPT BOND FUND seeks to provide a high level of current income that is exempt from Federal income tax by investing, under normal market conditions, at least 80% of its assets in municipal obligations with an intermediate-term average maturity.

SHORT/INTERMEDIATE BOND FUND seeks to provide a high level of total return, including a competitive level of current income, by investing primarily in investment grade debt securities with a short/intermediate term average maturity.

INTERMEDIATE GOVERNMENT BOND FUND seeks to provide a high level of current income, consistent with preservation of capital, by investing primarily in U.S. Government securities having an intermediate-term average maturity.


WHO MANAGES EACH FUND'S INVESTMENTS?
 ................................................................................

Harris Trust and Savings Bank ("Harris Trust" or the "Adviser") serves as the investment adviser for each Fund. Harris Trust and its predecessors have provided investment management services to clients for over 100 years. In addition to the services it performs for the Funds, Harris Trust provides investment management services for pension, profit-sharing and personal portfolios. As of September 30, 1998, assets under management totaled approximately $13.6 billion.

Harris Investment Management, Inc. ("HIM" or the "Portfolio Management Agent") provides daily portfolio management services for each of the Funds. As of September 30, 1998, HIM had a staff of 56, including 30 professionals, providing investment expertise to the management of


                                        5

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the Harris Insight Funds and for pension, profit-sharing and institutional portfolios. As of that date, assets under management were approximately $12.3 billion.

Subject to the general oversight of Harris Trust and HIM, Hansberger Global Investors, Inc. ("Hansberger" or the "Investment Sub-Adviser") serves as investment sub-adviser to the Emerging Markets Fund and the International Fund. Each of Harris Trust, HIM and Hansberger is sometimes referred to as an "investment adviser."

Harris Trust and HIM are subsidiaries of Harris Bankcorp, Inc. See MANAGEMENT.

WHO SHOULD INVEST IN THE FUNDS?
The EQUITY FUNDS--the Emerging Markets Fund, the International Fund, the Small-Cap Opportunity Fund, the Small-Cap Value Fund, the Growth Fund, the Equity Fund, the Equity Income Fund and the Balanced Fund--are designed for long-term investors who can tolerate changes in the value of their investments in return for the possibility of higher returns. The FIXED INCOME FUNDS--the Convertible Securities Fund, the Tax-Exempt Bond Fund, the Bond Fund, the Intermediate Tax-Exempt Bond Fund, the Short/Intermediate Bond Fund and the Intermediate Government Bond Fund-are designed for investors seeking some degree of current income. The Tax-Exempt Bond Fund and the Intermediate Tax-Exempt Bond Fund are specifically designed for those investors who seek income that is exempt from Federal income tax.

In making your investment decisions, consider your investment goals, your time horizon to achieve them, and your tolerance for risk. For more information about each Fund and its investments, see INVESTMENT OBJECTIVES AND POLICIES.

WHAT ADVANTAGES DO THE FUNDS OFFER?
An investment gives the investor benefits customarily available only to large investors, such as diversification, greater liquidity, professional management, and relief from book-keeping, safekeeping of securities and other administrative details.

WHEN ARE DIVIDENDS PAID?
Dividends from the Emerging Markets Fund, the International Fund, the Small-Cap Opportunity Fund and the Small-Cap Value Fund are declared and paid annually. Dividends from the Growth Fund are declared and paid semi-annually. Dividends from the Equity Income Fund, the Equity Fund, the Balanced Fund and the Convertible Securities Fund are declared and paid quarterly. Dividends from the Tax-Exempt Bond Fund, the Bond Fund, the Intermediate Tax-Exempt Bond Fund, the Short/Intermediate Bond Fund and the Intermediate


                                        6

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Government Bond Fund are declared daily and paid monthly. Any net capital gains will be declared and paid at least annually. See HOW THE FUNDS MAKE DISTRIBUTIONS TO SHAREHOLDERS; TAX INFORMATION.

HOW ARE SHARES BOUGHT AND SOLD?
A Shares are offered through this Prospectus at a price equal to their net asset value plus any applicable sales charge or, in some cases, a contingent deferred sales charge imposed on redemptions made within one year of purchase. Shares may be bought or sold by mail, by bank wire or through your broker-dealer or other financial institution. The minimum initial investment in A Shares is $1,000. The minimum initial investment to open a retirement account is $250. The minimum subsequent investment is $50. SEE HOW TO BUY SHARES AND HOW TO SELL SHARES.

WHAT RISKS ARE ASSOCIATED WITH THE FUNDS?
There can be no assurance that any Fund will achieve its investment objective.

The net asset value of each of the Equity Funds and the Fixed Income Funds will fluctuate based upon changes in the value of the Fund's portfolio securities and, when shares are sold, an investment may be worth more or less than the investment's original value. As with any mutual fund, the fundamental risk is that the value of securities that a Fund holds may decrease. Each Fund's performance and price per share changes daily based on many factors, including the perceived quality of the Fund's investments, U.S. and international economic conditions and general market conditions.

The market value of equity securities is based upon the market's perception of the issuing company's value. Normally, the values of fixed income securities vary inversely with changes in prevailing interest rates. However, the potential for appreciation in mortgage-backed fixed income securities in the event of a decline in interest rates may be limited or negated by increased principal prepayments on these securities. Fixed income securities also are subject to "credit risk" relating to the financial condition of the issuer of the securities.

Certain investments and investment techniques entail additional risks, such as investments in foreign issuers, issuers with limited market capitalization, mortgage or asset-backed securities, zero coupon securities and options, futures contracts and forward contracts. The use of leverage by certain Funds through borrowings, securities lending, reverse repurchase agreements and other investment techniques involves additional risks.

The policy of investing in smaller companies employed by the Small-Cap Value Fund, the Small-Cap


                                        7

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Opportunity Fund and the other Funds that invest in small company securities entails certain risks in addition to those normally associated with equity securities. Similarly, the International Fund's policy of investing in foreign securities entails certain risks in addition to those normally associated with equity securities. The Emerging Markets Fund's policy of investing in securities of foreign issuers, particularly in countries with smaller, emerging capital markets, involves certain risks not associated with domestic investing, including fluctuations in foreign exchange rates, uncertain political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions.

For information about particular risks, see ADDITIONAL INVESTMENT
INFORMATION--RISK CONSIDERATIONS.


                                        8

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                      [This page intentionally left blank.]

                                 EXPENSE SUMMARY

 THE FOLLOWING TABLES ILLUSTRATE INFORMATION CONCERNING SHAREHOLDER TRANSACTION
     EXPENSES AND ANNUAL FUND OPERATING EXPENSES FOR A SHARES OF THE FUNDS. SHAREHOLDER TRANSACTION EXPENSES ARE CHARGES YOU PAY WHEN YOU BUY, SELL OR HOLD SHARES OF A FUND. ANNUAL OPERATING EXPENSES ARE FACTORED INTO EACH FUND'S SHARE
          PRICE AND ARE NOT CHARGED DIRECTLY TO SHAREHOLDER ACCOUNTS.

SHAREHOLDER TRANSACTION EXPENSES(1)
Maximum Sales Load Imposed on Purchases (as a percentage of offering price):
    Equity Funds.....................................................5.50%
    Convertible Securities Fund, Tax-Exempt Bond Fund and Bond Fund..4.50% Intermediate Tax-Exempt Bond Fund, Short/Intermediate Bond Fund
      and Intermediate Government Bond Fund..........................3.50%

ANNUAL OPERATING EXPENSES(2)
(as a percentage of average net assets after applicable fee waivers and expense reimbursements)

                                 INVESTMENT     RULE     OTHER       TOTAL
                                  ADVISORY      12B-1   EXPENSES    OPERATING
                                    FEES        FEES                EXPENSES
EQUITY FUNDS
Emerging Markets Fund               0.91%       0.35%    0.84%       2.10%
 ................................................................................
International Fund                  1.03        0.35     0.37        1.75
 ................................................................................
Small-Cap Opportunity Fund          0.99        0.35     0.21        1.55
 ................................................................................
Small-Cap Value Fund                0.73        0.35     0.26        1.34
 ................................................................................
Growth Fund                         0.89        0.35     0.21        1.45
 ................................................................................
Equity Fund                         0.70        0.35     0.18        1.23
 ................................................................................
Equity Income Fund                  0.67        0.35     0.26        1.28
 ................................................................................
Balanced Fund                       0.56        0.35     0.32        1.23
 ................................................................................

FIXED-INCOME FUNDS
Convertible Securities Fund         0.66        0.25     0.26        1.17
 ................................................................................
Tax-Exempt Bond Fund                0.60        0.25     0.20        1.05
 ................................................................................
Bond Fund                           0.36        0.25     0.24        0.85
 ................................................................................
Intermediate Tax-Exempt Bond Fund   0.60        0.25     0.19        1.04
 ................................................................................
Short/Intermediate Bond Fund        0.41        0.25     0.19        0.85
 ................................................................................
Intermediate Government Bond Fund   0.24        0.25     0.26        0.75
 ................................................................................


(1) Sales charge waivers and reduced sales charge plans are available for A Shares. If A Shares purchased without an initial sales charge (purchases of $1,000,000 or more) are redeemed within two years after purchase, a contingent deferred sales charge of up to 1.00% will be applied to the redemption. See HOW TO BUY SHARES.

(2) The amounts for expenses are based on amounts incurred during the Funds' most recent fiscal year restated to reflect current fees of A Shares. Without fee waivers or expense reimbursements, investment advisory fees and total operating expenses would be 1.25% and 2.44% for the Emerging Markets Fund, 1.05% and 1.77% for the International Fund, 1.00% and 1.56% for the Small-Cap Opportunity Fund, 0.80% and 1.41% for the Small-Cap Value Fund, 0.90% and 1.46% for the Growth Fund, 0.70% and 1.31% for the Equity Income Fund, 0.60% and 1.27% for the Balanced Fund, 0.70% and 1.31% for the Convertible Securities Fund, 0.65% and 1.24% for the Bond Fund, 0.70% and 1.24% for the Short/Intermediate Bond Fund and 0.65% and 1.26% for the Intermediate Government Bond Fund. The Funds currently limit Rule 12b-1 fees to 0.25% with respect to the Fixed Income Funds. Expense limitation arrangements are voluntary and may be reduced or eliminated at any time.

Customers of a financial institution, such as Harris Trust, also may be charged certain fees and expenses by the institution. These fees may vary depending on the capacity in which the institution provides fiduciary and investment services to the particular client (such as trust, estate settlement, advisory or custodian services).

                                     10 & 11

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                                     EXAMPLE

 THE TABLE BELOW SHOWS WHAT YOU WOULD PAY IF YOU INVESTED $1,000 OVER THE TIME FRAMES INDICATED. THE EXAMPLE ASSUMES YOU REINVESTED ALL DIVIDENDS AND THAT THE
                         AVERAGE ANNUAL RETURN WAS 5%.

                                        ONE        THREE       FIVE        TEN
                                        YEAR       YEARS       YEARS       YEARS
EQUITY FUNDS
Emerging Markets Fund                   $75       $117         $162        $285
 ...............................................................................
International Fund                       72        107          145         250
 ...............................................................................
Small-Cap Opportunity Fund               70        101          135         229
 ..............................................................................
Small-Cap Value Fund                     68         95          124         207
 ...............................................................................
Growth Fund                              69         98          130         219
 ...............................................................................
Equity Fund                              67         92          119         196
 ...............................................................................
Equity Income Fund                       67         93          121         201
 ...............................................................................
Balanced Fund                            67         92          119         196
 ...............................................................................

FIXED INCOME FUNDS
Convertible Securities Fund              56         80          106         181
 ...............................................................................
Tax-Exempt Bond Fund                     55         77          100         167
 ...............................................................................
Bond Fund                                53         71           90         145
 ...............................................................................
Intermediate Tax-Exempt Bond Fund        45         67           91         159
 ...............................................................................
Short/Intermediate Bond Fund             43         61           80         136
 ...............................................................................
Intermediate Government Bond Fund        42         58           75         125
 ...............................................................................

    THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE
      EXPENSES OR PERFORMANCE, WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.

 The purpose of the expense tables is to help you understand the various costs and expenses that an investor in a Fund will bear directly or indirectly. For more information concerning these costs and expenses, see MANAGEMENT.


                                       12

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                       INVESTMENT OBJECTIVES AND POLICIES

EACH OF THE FUNDS HAS DISTINCT INVESTMENT OBJECTIVES AND POLICIES, WHICH ARE SET
 FORTH BELOW. Investments that may be made by all of the Funds are listed under ADDITIONAL INVESTMENT INFORMATION--ADDITIONAL INVESTMENT POLICIES. For a further description of each Fund's investments and investment techniques, see ADDITIONAL INVESTMENT INFORMATION, APPENDIX A: PERMITTED INVESTMENTS ("Appendix A") and the SAI. There is no assurance that any Fund will achieve its investment objective. As used throughout this Prospectus, the term "U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises.



EQUITY FUNDS
 ................................................................................

EMERGING MARKETS FUND

INVESTMENT OBJECTIVE. The Fund seeks to provide capital appreciation.

INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of publicly traded equity securities of companies located in emerging markets that the investment adviser believes are undervalued. To a lesser degree, the Fund also may invest in emerging market equity securities offered in "private placements." Dividend and interest income from portfolio securities is largely an incidental consideration. The Fund's investment approach relies heavily on a fundamental analysis of securities with a long-term investment perspective. The Fund seeks to maximize this approach by extending the search for value into many countries around the world. This global search provides the Fund with more diverse opportunities and flexibility to shift portfolio investments not only from company to company and industry to industry, but also from country to country, in search of undervalued securities.

Under normal circumstances, the Fund invests at least 65% of the value of its total assets in securities of issuers located in emerging market countries. As used in this Prospectus, the terms "emerging market country," "emerging country," or "developing country" apply to any country that, in the investment adviser's opinion, is generally considered to be an emerging or developing country by the international financial community, which includes the International Bank for Reconstruction and Development (the "World Bank") and the International Finance Corporation.


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There are currently over 130 countries that are emerging or developing countries under this standard; approximately 40 of these countries currently have stock markets. These countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Securities of issuers located in emerging market countries or traded in emerging markets present greater liquidity risks and other risks than securities of issuers located in developed countries or traded in more established markets.

By engaging in its own research and by reviewing research obtained through outside sources, the investment adviser seeks to identify appropriate investments for the Fund. The investment adviser may consider a number of factors in evaluating potential investments, including political risks, classic macro-economic variables and equity market valuations. The investment adviser also focuses on the quality of a company's management, growth prospects and financial well being. The Fund's investments generally will reflect a broad cross-section of countries, industries and companies in order to minimize risk. In situations where the market for a particular security is determined by the investment adviser to be sufficiently liquid, the Fund may engage in short sales.

The Fund may invest in certain debt securities of any grade, rated or unrated, such as convertible bonds and bonds selling at discount, when the investment adviser believes the potential for appreciation will equal or exceed that available from investments in common stock. These securities may be subject to significant risk. See RISK CONSIDERATIONS--RISKS OF FIXED INCOME SECURITIES. The Fund also may engage in securities of companies or investment trusts that invest in, or securities backed by, mortgages, real estate or interests in real estate, including real estate investment trusts ("REITs").


INTERNATIONAL FUND

INVESTMENT OBJECTIVE. The Fund seeks to provide international diversification and capital appreciation. Current income is a secondary objective.

INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by investing in equity securities of issuers outside the U.S. that the investment adviser believes are undervalued.

The Fund's investment approach relies heavily on a fundamental analysis of securities with a long-term investment perspective. The Fund seeks to maximize this approach by extending the search for value into many countries around the world. This global search provides the Fund with more diverse opportunities and flexibility to shift portfolio invest-ments not only from company to company and industry to industry, but also from country to country, in search of undervalued securities.

Under normal circumstances, the Fund invests at least 65% of the value of its total assets in securities of foreign issuers (i.e., issuers organized outside the U.S. or whose principal trading market is outside the U.S.). The Fund invests in the securities of issuers located in at least three foreign countries. The Fund seeks to manage risk through the diversification of its investments.

The Fund also may invest in exchange rate-related securities, securities convertible into or exchangeable for foreign equity securities, and custodial receipts for Treasury securities. In addition, the Fund may engage in the purchase and sale of foreign currency for hedging purposes.

The Fund may invest in certain debt securities of any grade, rated or unrated, such as convertible bonds and bonds selling at discount, when the investment adviser believes the potential for appreciation will equal or exceed that available from investments in common stock. These securities may be subject to significant risk. See RISK CONSIDERATIONS--RISKS OF FIXED INCOME SECURITIES. The Fund also may engage in securities of companies or investment trusts that invest in, or securities backed by, mortgages, real estate or interests in real estate, including real estate investment trusts ("REITs").


SMALL-CAP OPPORTUNITY FUND

INVESTMENT OBJECTIVE. The Fund seeks to provide long-term capital appreciation.

INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by investing primarily in the securities of companies with smaller capitalization that the investment adviser believes are attractively valued in the market. Market capitalization refers to the total market value of a company's outstanding shares of common stock. Smaller capitalization companies are those with market capitalizations, at the time of the Fund's investment, that fall in the lowest 15% of market capitalization of publicly traded companies listed in the U.S. These securities will tend to be represented in the Russell 2000 Index.

In investing the Fund's assets, the investment adviser follows a discipline that seeks to identify companies offering above-average earnings, sales and asset value growth. Under normal circumstances, the Fund invests at least 65% of the value of its total assets in securities of smaller capitalization companies.


SMALL-CAP VALUE FUND

INVESTMENT OBJECTIVE. The Fund seeks to provide capital appreciation.

INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by investing primarily in the securities of companies with smaller capitalization that the investment adviser believes are conservatively valued in the marketplace. Market capitalization refers to the total market value of a company's outstanding shares of common stock. Smaller capitalization companies are those with market capitalizations, at the time of the Fund's investment, that fall in the lowest 15% of market capitalization of publicly traded companies listed in the U.S. These securities will tend to be represented in the Russell 2000 Index.

In managing the Fund's assets, the investment adviser seeks to invest in securities that are undervalued relative to the securities of comparable companies, as determined by price/earnings ratios, earnings expectations or other fundamental measures.

Under normal circumstances, the Fund invests at least 65% of the value of its total assets in securities of smaller capitalization companies.


GROWTH FUND

INVESTMENT OBJECTIVE. The Fund seeks to provide capital appreciation.

INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by investing in equity securities that the investment adviser believes are undervalued but represent growth opportunities. The Fund also may invest in securities issued by medium to larger capitalization companies that provide returns more closely aligned with the Lipper Growth Fund Index. The Fund's investment management discipline emphasizes growth in sales, earnings and asset values.

Under normal circumstances, the Fund invests at least 65% of the value of its total assets in equity securities.


EQUITY FUND

INVESTMENT OBJECTIVE. The Fund seeks to provide investors with capital appreciation and current income.

INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by investing primarily in the securities of larger capitalization companies (i.e., companies with market capitalization in excess of $500 million at the time of the Fund's investment) and is to provide equity-based returns characteristic of these securities. Market capitalization refers to the total market value of a company's outstanding shares of common stock. The selected issuers will be representative of those sectors found within the Standard & Poor's 500 Index (the "S&P 500 Index"). Using both "quantitative" and "fundamental" analysis, the investment adviser selects investments that it believes will provide returns greater than the securities comprising the S&P 500 Index over the long-term with a risk level approximating that of the index, with risk measured by volatility.

The Fund's investments are expected to be diversified among all major sectors of the market. The Fund's investment adviser believes that an investment process which combines carefully monitored risk control with an emphasis on value and fundamental research is better suited for long-term equity investing. The Fund's portfolio is generally comprised of approximately 50 different issues. Risk is managed by diversification of investments.

Under normal circumstances, the Fund invests at least 65% of the value of its total assets in common stocks of larger capitalization companies.


EQUITY INCOME FUND

INVESTMENT OBJECTIVE. The Fund seeks to provide current income and, secondarily, capital appreciation.

INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by investing in equities that are found within the Standard & Poor's 500 Index (the "S&P 500 Index"), or other attractive issues. Convertible securities may also be utilized. The investment adviser believes that the combination of these securities should produce returns that are similar to the performance of the S&P 500 Index and its corresponding sectors, yet with a higher income yield.

Under normal circumstances, the Fund invests at least 65% of the value of its total assets in common stocks and securities convertible into common stock. The Fund is managed with a disciplined investment process designed to maintain a diversified portfolio of high quality equity securities. The Fund generally emphasizes securities with higher than average dividend yields and/or stronger than average growth characteristics. The result of this investment process is a diversified portfolio that the investment adviser believes provides attractive long-term growth potential, while offering an attractive current yield.


BALANCED FUND

INVESTMENT OBJECTIVE. The Fund seeks to provide current income and capital appreciation by investing in a balanced portfolio of fixed income and equity securities.

INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by actively allocating investments between equity and fixed income securities. Through utilizing this approach, the Fund seeks to provide capital appreciation similar to larger-capitalization equities, with a portion of the Fund's total return resulting from investment in fixed income securities.

The Fund seeks to provide an overall return comprising between 40% and 65% of the return of the Standard & Poor's 500 Index (abroad U.S. stock market index) and between 35% and 60% of the return of the Lehman Brothers Aggregate Index (a broad U.S. bond market index).

The Fund's investment process considers, on a continuing basis, the attractiveness of equities versus fixed income securities. Under normal market conditions, equity securities are expected to comprise between 40% and 65% of the Fund's total assets and fixed income securities are expected to comprise at least 25% of the Fund's total assets.


FIXED INCOME FUNDS
 ................................................................................

CONVERTIBLE SECURITIES FUND

INVESTMENT OBJECTIVE. The Fund seeks to provide capital appreciation and current income.

INVESTMENT POLICIES. Convertible securities have unique return characteristics. Convertible securities tend to rise in price when overall equity markets rise and, conversely, tend to decline relatively less when interest rates rise. The Fund strives to reflect these unique performance characteristics while seeking to provide income that is more characteristic of short/intermediate maturity corporate bonds.

The Fund seeks to achieve its investment objective by investing primarily in convertible securities, which are bonds, debentures, notes or preferred stock that are convertible into common stock, or warrants, which are options to purchase common stock at a specified price.

The Fund also may invest in equity securities of U.S. corporations.
The Fund seeks to diversify among issuers in a manner that will enable the Fund to minimize the volatility of the Fund's net asset value in erratic or declining markets. Under normal circumstances, the Fund invests at least 65% of the value of its total assets in convertible securities.

Under normal market conditions, the Fund will invest without limitation in convertible securities of U.S. corporations and in Eurodollar securities convertible into common stocks of U.S. corporations that are rated "B" or better by Standard & Poor's ("S&P") or "B" ("b" in the case of preferred stocks) or better by Moody's Investors Service ("Moody's") at the time of purchase, or, if not rated, considered by the investment adviser to be of comparable quality, except that investment in securities rated "B-" by S&P or Moody's will be limited to 15% of its total assets. Up to 5% of the Fund's total assets may be invested in convertible securities that are rated "CCC" by S&P or "Caa" by Moody's at the time of purchase. Securities that are rated "BB" or below by S&P or "Ba" or below by Moody's are "high yield" securities, commonly known as junk bonds. See RISK CONSIDERATIONS--RISKS OF FIXED INCOME SECURITIES. By their nature, convertible securities may be more volatile in price than higher-rated debt obligations.

The ratings of S&P and Moody's represent the opinions of those organizations as to the quality of securities. Such ratings are relative and subjective, not absolute standards of quality and do not evaluate the market risk of the securities. Although the Fund's investment adviser uses these ratings as a criterion for the selection of securities for the Fund, it also relies on its own independent analysis to evaluate potential investments for the Fund. The Fund's achievement of its investment objective may be more dependent on the investment adviser's credit analysis of low-rated and unrated securities than would be the case for a portfolio of high-rated securities.

The Fund may invest up to 35% of its total assets in "synthetic convertibles" created by combining separate securities that together possess the two principal components of a convertible security: fixed income and the right to acquire equity securities. In addition, the Fund may invest up to 15% of its net assets in convertible securities offered in "private placements" and other illiquid securities; up to 15% of its total assets in common stocks; and up to 5% of its net assets in warrants. The Fund also may write (sell) covered put and call options, buy covered put and call options, buy and sell interest rate futures contracts and buy and write covered options on those futures contracts.

In periods of unusual market conditions, when the investment adviser believes that convertible securities would not best serve the Fund's objectives, the Fund may for defensive purposes invest part or all of its total assets in (a) U.S. Government Securities; (b) non-convertible debt obligations of domestic corporations, including bonds, debentures, notes or preferred stock rated "BBB" or better by S&P or "Baa" or better by Moody's at the time of purchase, which ordinarily are less volatile in price than convertible securities and serve to increase diversification of risk; and (c) short-term money market instruments, including U.S. Government, bank and commercial obligations with remaining maturities of 397 days or less. During such periods, the Fund will continue to seek current income but will put less emphasis on capital appreciation.

During its fiscal year ended December 31, 1997, the Fund had 84% of its average assets in rated debt securities, 7% in unrated debt securities and the remainder in cash and equity securities. During that year, the Fund had the following percentages of its average assets invested in rated securities: AAA - 2%, AA - 6%, A - 8%, BBB - 37%, BB - 15%, B - 9%, CCC or below - 2%. This information reflects the average composition of the Fund's assets for this period and is not necessarily representative of the Fund as of the current fiscal year or any other time.

TAX-EXEMPT BOND FUND

INVESTMENT OBJECTIVE. The Fund seeks to provide a high level of current income that is exempt from Federal income tax.

INVESTMENT POLICIES. The Fund seeks to achieve its objective by investing in municipal securities with varying maturities. As a result, the Fund seeks to generate a higher level of income than that of short or intermediate average maturity municipal bond funds, although it will experience corresponding higher volatility of principal during periods of changing interest rates.

The Fund attempts to anticipate changes in interest rates, analyzing yield differentials for different types of bonds, and analyzing credit for specific issues and municipalities. As a matter of fundamental policy, the Fund invests at least 80% of its assets, under normal market conditions, in a broad range of municipal bonds and other obligations issued by state and local governments to finance their operations or special projects. These securities make interest payments that are exempt from Federal income tax.

In addition, the Fund may invest in U.S. Government Obligations (as defined in Appendix A) and securities secured by letters of credit. The Fund also may write
(sell) covered put and call options, buy covered put and call options, buy and sell interest rate futures contracts and buy and write covered options on those futures contracts.


BOND FUND

INVESTMENT OBJECTIVE. The Fund seeks to provide a high level of total return, including a competitive level of current income, by investing primarily in investment grade debt securities of varying maturities.

INVESTMENT POLICIES. The Fund seeks to provide the higher income generally associated with a broad range of longer-term bonds typically having 5 to 10 years remaining to maturity. As a result, principal value of these longer-term bonds is likely to fluctuate more than that of bonds with shorter maturities.

The Fund seeks to achieve its objective by utilizing a highly- disciplined, quantitative process designed to identify fixed income securities that are undervalued and are positioned to offer the best relative value to enable the Fund to benefit from anticipated changes in interest rates.

Under normal circumstances, the Fund invests at least 65% of the value of its total assets in bonds. For purposes of this 65% limitation, the term "bond" shall include debt obligations such as bonds and debentures, U.S. Government Securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (including those issued or collateralized by U.S. Government agencies and inverse floating rate mortgage-backed securities), other floating/variable rate obligations, municipal obligations and zero coupon debt securities.


INTERMEDIATE TAX-EXEMPT BOND FUND

INVESTMENT OBJECTIVE. The Fund seeks to provide a high level of current income that is exempt from Federal income tax.

INVESTMENT POLICIES. The Fund seeks to achieve its objective by investing in municipal securities with a dollar-weighted average portfolio maturity, under normal market conditions, of between 3 and 10 years. The investment adviser believes that this income will generally be higher than that provided by shorter term municipal funds, although the Fund will reflect greater share price volatility during periods of changing interest rates than comparable shorter-term funds. Individual portfolio securities will have varying maturities.

As a matter of fundamental policy, the Fund invests at least 80% of its assets, under normal market conditions, in a broad range of municipal bonds and other obligations issued by state and local governments to finance their operations or special projects. These securities make interest payments that are exempt from Federal income tax.

The Fund's selection of individual securities is based on a number of factors, including anticipated changes in interest rates, the assessment of the yield advantages of different classes of bonds, and an independent analysis of credit quality of individual issues by the investment adviser. In addition, the Fund may invest in U.S. Government Obligations (as defined in Appendix A) and securities secured by letters of credit. The Fund also may write (sell) covered put and call options, buy covered put and call options, buy and sell interest rate futures contracts and buy and write covered options on those futures contracts.


SHORT/INTERMEDIATE BOND FUND

INVESTMENT OBJECTIVE. The Fund seeks to provide a high level of total return, including a competitive level of current income, by investing primarily in investment grade debt securities with a short/intermediate-term average maturity.

INVESTMENT POLICIES. The Fund seeks to provide income and share price volatility of a 2- to 5-year average maturity taxable bond portfolio. Thus, it is anticipated that when interest rates rise, share price of the Fund will tend to fall less than longer-term bond funds and appreciate less when interest rates fall.

The Fund seeks to achieve its objective by utilizing a combina-tion of investment disciplines, including the assessment of yield advantages among different classes of bonds and among different maturities, independent review by the investment adviser of the credit quality of individual issues, and the analysis by the investment adviser of economic and market conditions affecting the fixed income markets.

The Fund may invest in a broad range of fixed income obligations, including fixed and variable rate bonds, debentures, U.S. Government Securities, and Government Stripped Mortgage-Backed Securities. The Fund also may invest in U.S. Government Securities placed into irrevocable trusts and evidenced by a trust receipt. Under normal circumstances, the Fund invests at least 65% of the value of its total assets in bonds. For purposes of this 65% limitation, the term "bond" shall include debt obligations such as bonds and debentures, U.S. Government Securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (including those issued or collateralized by U.S. Government agencies and inverse floating rate mortgage-backed securities), other floating/variable rate obligations, municipal obligations and zero coupon debt securities.

The Fund also may hold short-term U.S. Government Obligations (as defined in Appendix A), "high-quality" money market instruments (i.e., those within the two highest rating categories or, if unrated, determined by the investment adviser to be comparable in quality to instruments so rated) and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the investment adviser's opinion, existing circumstances warrant.

The Fund's dollar-weighted average portfolio maturity (or average life with respect to mortgage-backed and asset-backed securities), under normal market conditions, will be between 2 and 5 years.


INTERMEDIATE GOVERNMENT BOND FUND

INVESTMENT OBJECTIVE. The Fund seeks to provide a high level of current income, consistent with preservation of capital.

INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by investing primarily in U.S. Government Securities, including mortgage-backed securities, having an intermediate-term average maturity. Under normal circumstances, at least 65% of the Fund's total assets will be invested in U.S. Government Securities and in repurchase agreements collateralized by U.S. Government Securities. The average portfolio maturity (or average life with respect to mort-gage-backed securities) generally will be between 3 and 10 years. The Fund's investments may include asset-backed securities, zero coupon securities and debt securities of U.S. corporations (with respect to 20% of the Fund's total assets at the time of purchase). In addition, the Fund may invest in foreign debt securities guaranteed by the U.S. Government, its agencies or instrumentalities (with respect to 10% of the Fund's total assets at the time of purchase). The Fund also may write (sell) covered put and call options, buy covered put and call options, buy and sell interest rate futures contracts and buy and write covered options on those futures contracts.

                        ADDITIONAL INVESTMENT INFORMATION

 Unless otherwise noted, each Fund's investment objective and policies are not fundamental and may be changed by the Board of Trustees of the Trust (or Board of Directors of the Company) without approval by the Fund's shareholders. Investment policies that are designated as fundamental may be changed only with approval of the holders of a majority of the Fund's outstanding voting securities. A majority of outstanding voting securities means the lesser of 67%
   of the shares present or represented at a shareholder meeting at which the holders of more than 50% of the outstanding shares are present or represented, or more than 50% of the outstanding shares.

For a further description of the Funds' investment policies, including additional fundamental policies, see Appendix A and the SAI.


ADDITIONAL INVESTMENT POLICIES

Each Fund may invest in the securities of other investment companies, zero coupon securities, when-issued securities and forward commitments, floating/variable rate obligations (and inverse floating rate obligations with respect to the Fixed Income Funds), as well as commercial paper, short-term money market instruments and cash equivalents, such as certificates of deposit, demand and time deposits and banker's acceptance notes. Each Fund may also enter into repurchase agreements. Each Fund also may lend its portfolio securities in an amount not exceeding one-third of its total assets and may enter into reverse repurchase agreements.

In addition, each of the Equity Funds may invest in securities purchased in initial public offerings. Each of the Equity Funds also may invest in foreign securities, including American Depositary Receipts, European Depositary Receipts (the International Fund and the Emerging Markets Fund also may invest in Global Depositary Receipts) and, with respect to 10% (100% for the Emerging Markets Fund and the International Fund) of each Fund's total assets, debt and equity securities of foreign issuers. Further, each of the Equity Funds may purchase and sell covered put and call options on securities, index and interest rate futures contracts and options on futures contracts. The Equity Funds and the Convertible Securities Fund may invest in warrants.

DIVERSIFICATION. Each Fund is diversified as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a matter of fundamental policy, no Fund may invest more than 5% of the current value of its total assets in the securities of any one issuer (other than U.S. Government Securities), except that up to 25% of the value of the total assets of a Fund may be invested without regard to this limitation. As a matter of fundamental policy, no Fund may purchase securities of an issuer if, as a result, with respect to 75% of its total assets, it would own more than 10% of the voting securities of such issuer.

CONCENTRATION. Each Fund is prohibited from concentrating its assets in the securities of issuers in a single industry. As a matter of fundamental policy, the Funds may not purchase the securities of issuers conducting their principal business activity in the same industry if, as an immediate result of the purchase, the value of its investments in that industry would exceed 25% of the current value of its total assets. This limitation does not apply to investments in (i) municipal obligations (for the purpose of this restriction, private activity bonds shall not be deemed municipal obligations if the payment of principal and interest on such bonds is the ultimate responsibility of non-governmental users); and (ii) U.S. Government Securities.

Although not a matter of fundamental policy, the Funds consider the securities of foreign governments to be a separate industry for purposes of the 25% asset limitation on investments in the securities of issuers conducting their principal business activity in the same industry.

ILLIQUID SECURITIES. Each Fund may invest up to 15% (10% with respect to the Equity Fund and the Short/Intermediate Bond Fund) of its net assets in securities that are considered illiquid. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and include, among other things, repurchase agreements not entitling the holder to payment within seven days and restricted securities (other than those determined to be liquid pursuant to guidelines established by the Trust's Board of Trustees (and the Company's Board of Directors). See Appendix A.

BORROWING. As a matter of fundamental policy, no Fund may borrow from banks, except that a Fund may borrow up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of the Fund's net assets (but investments may not be purchased while any aggregate borrowings in excess of 5% exist).

SECURITIES LENDING. Each Fund may lend to brokers, dealers and financial institutions securities from its portfolio representing up to one-third of the Fund's total assets. However, such loans may be made only if secured by cash or cash equivalent collateral. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed upon fee from the borrower. As with any extension of credit, there are risks of incurring a loss should the borrower of the securities fail financially. However, the Funds will lend securities to firms deemed creditworthy by the investment adviser. Each Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated fee to the borrower or the placing broker.

RATING MATTERS. Each of the Equity Funds and the Fixed Income Funds may invest in securities convertible into or exchangeable for common stocks or preferred stocks, as well as U.S. Government Securities and debt obligations of domestic corporations rated "BBB" or better by Standard & Poor's ("S&P") or "Baa" or better by Moody's Investors Service ("Moody's"), or that have an equivalent rating by another nationally recognized statistical rating organization ("NRSRO") at the time of purchase or, if not rated, are considered by the investment adviser to be of comparable quality. Debt securities rated "BBB" by S&P or "Baa" by Moody's (the fourth and lowest category of investment grade) and securities of comparable quality may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade bonds. Debt securities rated in the fifth highest category ("BB" by S&P or "Ba" by Moody's) and securities of comparable quality (commonly referred to as "junk bonds") are not considered to be investment grade and have speculative or predominantly speculative characteristics. The Emerging Markets Fund may invest in debt securities of any grade and the Convertible Securities Fund may invest in debt securities that are less than investment grade. See RISK CONSIDERATIONS--RISKS OF FIXED INCOME SECURITIES.

Each Fund may purchase debt obligations that are not rated if, in the opinion of the investment adviser, they are of investment quality at least comparable to other rated investments that may be purchased by the Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a Fund to sell the security unless the amount of the security exceeds permissible limits. However, the investment adviser will reassess promptly whether the security presents minimal credit risks and determine whether continuing to hold the security is in the best interests of the Fund. To the extent that the ratings given by Moody's, S&P or another NRSRO for securities may change as a result of changes in the rating systems or due to the corporate reorganization of an NRSRO, each Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment objectives and policies of that Fund. The ratings of Moody's and S&P are more fully described in the Appendix to the SAI.

TEMPORARY DEFENSIVE POSITION. When business or financial conditions warrant, each of the Emerging Markets Fund and the International Fund may assume a temporary defensive position by investing in money market investments. These money market investments include obligations of the U.S. Government and its agencies and instrumentalities, obligations of foreign sovereignties, other debt securities, commercial paper including bank obligations, certificates of deposit (including Eurodollar certificates of deposit) and repurchase agreements. For temporary defensive purposes, during periods in which the investment adviser believes changes in economic, financial or political conditions make it advisable, these Funds may reduce their holdings in equity and other securities and may invest up to 100% of their assets in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities and in cash (U.S. dollars, foreign currencies, or multicurrency units). These short-term and medium-term debt securities consist of (a) obligations of governments, agencies or instrumentalities of any member state of the Organization for Economic Cooperation and Development ("OECD"); (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks organized under the laws of any member state of the OECD, denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of corporations organized under the laws of any member state of the OECD meeting the Fund's credit quality standards; and (e) repurchase agreements with banks and broker-dealers covering any of the foregoing securities. The short-term and medium-term debt securities in which the Fund may invest for temporary defensive purposes will be those that the investment adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for debt securities in most emerging countries). If rated, these securities will be rated in one of the three highest rating categories by rating services such as Moody's or S&P (i.e., rated at least "A").

PORTFOLIO TRANSACTIONS. Portfolio securities of each Fund are kept under continuing supervision and changes may be made whenever, in the judgment of the investment adviser, a security no longer seems to meet the objective of the Fund. Portfolio changes also may be made to increase or decrease investments in anticipation of changes in security prices in general or to provide the cash necessary for redemptions, distributions to shareholders or other Fund management purposes. Portfolio changes may be made without regard to the length of time a particular security has been held or the frequency of portfolio transactions of a Fund (the portfolio turnover rate). The realization of taxable capital gains and, with respect to equity securities, the amount of brokerage commissions will tend to increase as the level of portfolio activity increases. Portfolio turnover rates for the Funds are included in the Financial Highlights for that Fund. An annual portfolio turnover rate of 100% would occur if all of the securities held by the Fund were replaced once in a period of one year.

The investment advisers seek "best execution" for all portfolio transactions, but a Fund may pay higher than the lowest available commission rates when its investment adviser believes it is reasonable to do so in light of the value of the brokerage, research and other services provided by the broker effecting the transaction. Purchase and sale orders for securities on behalf of any Fund may be combined with those of other accounts that the investment advisers manage, and for which it has brokerage placement authority, in the interest of seeking the most favorable over all net results. When an investment adviser determines that a particular security should be bought or sold for any of the Funds and other accounts it manages, the investment adviser undertakes to allocate the transactions among the participants equitably. To the extent permitted by the SEC, the Funds may pay brokerage commissions to certain affiliated persons. During the last fiscal year, no Fund paid commissions to these persons.

The Trust, the Company, the investment advisers and other service providers to the Funds have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts.

RISK CONSIDERATIONS

The risks of investing in each Fund vary depending upon the nature of the securities held, and the investment practices employed, on its behalf. The fundamental risk associated with the Funds, like other mutual funds that invest in fixed income and equity securities, is "market risk." Market risk is the risk that the market value of a security that a Fund holds will decrease. The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was worth at the time of purchase. Market risk may apply to a single issuer, industry, sector of the economy or the market as a whole.

Certain specific risks are described in this section. If you would like to know more about risks associated with certain types of securities, see Appendix A.

RISKS OF EQUITY SECURITIES. Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than other types of securities. Smaller or newer issuers are more likely to realize more substantial growth or suffer more significant losses than larger or more established issuers. Investments in these companies can be both more volatile and more speculative. THE SMALL-CAP OPPORTUNITY FUND AND THE SMALL-CAP VALUE FUND HAVE HEIGHTENED EXPOSURE TO THESE RISKS DUE TO THEIR POLICY OF INVESTING IN SMALLER COMPANIES.

RISKS OF FIXED INCOME SECURITIES. The value of fixed income (debt) securities generally varies inversely with prevailing levels of interest rates: the values of these securities tend to decrease when interest rates are rising, and increase when interest rates are declining. Changes in interest rates will generally cause larger changes in the prices of longer-term securities than in the prices of shorter-term securities. The risk of market losses attributable to changes in interest rates is known as "interest rate risk." Debt securities are subject to "credit risk" relating to the financial condition of the issuers of the securities. Prices of debt securities may fluctuate based on changes in the actual and perceived credit worthiness of issuers. The prices of lower-rated securities often fluctuate more than those of higher-rated securities. It is possible that some issuers will not make payments on debt securities held by a Fund. Investors should be aware that securities offering above-average yields may involve above-average risks. Securities rated in the lowest categories of investment grade (that is, "BBB" by S&P or "Baa" by Moody's) and equivalent securities may have speculative characteristics. In adverse economic or other circumstances, issuers of these securities are more likely to have difficulty making principal and interest payments than issuers of higher-grade obligations.

LOW-RATED FIXED INCOME SECURITIES. Low-rated and comparable unrated securities
(a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.

The market values of low-rated and comparable unrated securities are less sensitive to interest rate changes but more sensitive to economic changes or individual corporate developments than higher rated securities; they present a higher degree of credit risk and their yields will fluctuate over time. During economic downturns or sustained periods of rising interest rates, the ability of highly leveraged issuers to service debt obligations may be impaired.

The existence of limited or no established trading markets for low-rated and comparable unrated securities may result in thin trading of such securities and diminish a Fund's ability to dispose of such securities or to obtain accurate market quotations for valuing such securities and calculating net asset value. The responsibility of the Board of Trustees (or Board of Directors) to value such securities becomes greater and judgment plays a greater role in valuation because there is less reliable objective data available. In addition, adverse publicity and investor perceptions may decrease the values and liquidity of low-rated and comparable unrated securities bonds, especially in a thinly traded market.

An economic recession in the U.S. or another country would likely disrupt the market in that country for such securities, adversely affect their value and the ability of issuers to repay principal and pay interest, and result in a higher incidence of defaults.

Certain fixed income securities, such as municipal and mortgage-backed securities, are subject to additional risks. See Appendix A.

RISKS OF INVESTING IN FOREIGN AND EMERGING MARKETS. Investments in the securities of foreign (non-U.S.) issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, and changes in foreign governmental attitudes towards private investment, possibly lead-ing to nationalization, increased taxation or confiscation of foreign investors' assets.

Moreover, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to a Fund's shareholders; commission rates payable on foreign transactions are generally higher than in the U.S.; foreign accounting, auditing and financial reporting standards differ from those in the U.S. and, accordingly, less information may be available about foreign companies than is available about issuers of comparable securities in the U.S.; and foreign securities may trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities. THE EMERGING MARKETS FUND AND THE INTERNATIONAL FUND HAVE HEIGHTENED EXPOSURE TO THESE RISKS DUE TO THEIR POLICY OF INVESTING PRIMARILY IN THE SECURITIES OF FOREIGN ISSUERS.

With respect to the Emerging Markets Fund, investments in the securities of issuers located in countries with smaller, emerging capital markets may involve additional risks.

POLITICAL AND ECONOMIC RISKS. In any emerging market country, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investments in that country. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as economic growth rate, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments positions. Certain foreign investments may also be subject to foreign withholding or other governmental taxes that could reduce the return on these investments.

Certain emerging market countries may restrict investment by foreign entities. For example, a country may limit the level of foreign investment in certain issuers, require prior approval of foreign investment by the government, impose additional tax on foreign investors or limit holdings by foreign investors to specific classes of securities of an issuer that have less advantageous rights (with regard to convertibility, for example) than classes available to domiciliaries of the country. Substantial limitations may also exist in certain countries with respect to a foreign investor's ability to repatriate investment income, capital or the proceeds of sales of securities. The Emerging Markets Fund could be adversely affected by delays in, or refusals to grant, any required governmental approvals for repatriation of capital. Securities that are subject to material legal restrictions on repatriation may be considered illiquid securities and, therefore, may be subject to the Emerging Markets Fund's 15% limitation on such investments.

FINANCIAL INFORMATION AND STANDARDS. Often the regulation of, and available information about, issuers and their securities is less extensive in emerging market countries than in the U.S. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards or to requirements or practices comparable to those applicable to U.S. companies.

REGULATION AND LIQUIDITY OF MARKETS. Government supervision and regulation of exchanges and brokers in emerging market countries is frequently less extensive than in the U.S. These markets may have different clearance and settlement procedures. In certain cases, settlements have not kept pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could adversely affect or interrupt the Emerging Markets Fund's intended investment program or result in investment losses due to intervening declines in security values.

Securities markets in emerging market countries are substantially smaller than U.S. securities markets and have substantially less trading volume, resulting in diminished liquidity and greater price volatility. Reduced secondary market liquidity may make it more difficult for the Emerging Markets Fund to determine the value of its portfolio securities or to dispose of particular instruments when necessary. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher as well.

INFLATION. Several emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation in recent years. Inflation and rapid fluctuations in inflation rates may have very negative effects on the economies and securities markets of certain emerging market countries. Further, inflation accounting rules in some emerging market countries require, for companies that keep accounting records in the local currency, that certain assets and liabilities be restated on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain emerging market companies.

RISKS OF FOREIGN CURRENCY. Changes in exchange rates between the U.S. dollar and a foreign currency also will affect the value in U.S. dollars of the securities denominated in that currency that are held by the Funds. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the U.S., many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies, while each

Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar occurring after a Fund's income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time that a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses. THE EMERGING MARKETS FUND AND THE INTERNATIONAL FUND HAVE HEIGHTENED EXPOSURE TO THESE RISKS DUE TO THEIR POLICY OF INVESTING PRIMARILY IN THE SECURITIES OF FOREIGN ISSUERS.

RISKS OF DERIVATIVE SECURITIES. To the extent permitted by its investment objectives and policies, each of the Funds may invest in securities that are commonly referred to as "derivatives." Generally, a derivative is a financial instrument whose value is based on, or "derived" from, a traditional security, asset, or market index. Certain derivative securities are more accurately described as "index/structured" securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depository receipts), currencies, interest rates, indices or other financial indicators.

Some derivatives, such as mortgage-backed and other asset-backed securities, are in many respects like other fixed income securities, although they may be more volatile or less liquid than their more traditional. There are several risks that are associated with derivatives, including counterparty risk and liquidity risk, which are discussed below. For more information about the risks associated with certain types of derivatives, see Appendix A.

BORROWING RISK. Borrowing also involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on the borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. To the extent a Fund enters into reverse repurchase agreements, the Fund is subject to risks that are similar to those associated with borrowing.

COUNTERPARTY RISK. A number of transactions in which a Fund may engage are subject to the risks of default by the other party to the transaction. When a Fund engages in repurchase, reverse repurchase, derivative, when-issued, forward commitment, delayed settlement and securities lending transactions, it relies on the other party to consummate the transaction. Failure of the other party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price believed to be advantageous.

LIQUIDITY RISK. Certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

INFORMATION RISK. Certain key information about a security or market may be inaccurate or unavailable, which may limit the investment adviser's ability to make an appropriate investment decision with regard to the security or market.

OBJECTIVE RISK. Returns from the particular type of security that a Fund emphasizes in its investments may trail returns from the overall stock or bond market. For example, the growth stocks in which the Growth Fund invests and the emerging market equity securities in which the Emerging Markets fund invests tend to go through periods of relative under performance and out performance in comparison to other types of equity securities. These periods may last for as long as several years.

MANAGEMENT RISK. A strategy used by an investment adviser may fail to produce the intended result, which could have a negative effect on fund performance.

                                   MANAGEMENT



TRUSTEES AND DIRECTOR
The Trust and the Company are managed under the direction of their governing Boards of Trustees and Directors, respectively. Each individual listed below is a member of both the Trust's Board of Trustees and the Company's Board of Directors. The principal occupation of each individual is also listed below.

C. GARY GERST
Chairman of the Board of Directors and Board of Trustees; Chairman Emeritus, LaSalle Partners, Ltd. (real estate investment management and consulting); and Director, Nonlinear Dynamics, Inc. and Evanston Northwestern Healthcare.

EDGAR R. FIEDLER
Senior Fellow and Economic Counsellor, The Conference Board; Director, The Stanley Works, Scudder Institutional Funds, AARP Income Trust, Brazil Fund, Emerging Mexico Fund, Scudder Pathway Series, and PEG Capital Management.

JOHN W. MCCARTER, JR.
President and Chief Executive Officer, The Field Museum of Natural History (Chicago); Director, LaSalle Partners Funds, Inc.; Former Senior Vice President and Director, Booz-Allen & Hamilton, Inc. (consulting firm);Director, W.W. Grainger, Inc., A.M. Castle, Inc., and Pittway Corp.

ERNEST M. ROTH
Consultant; Director, La Rabida Children's Hospital; Chairman, La Rabida Children's Foundation; Retired Senior Vice President and Chief Financial Officer, Commonwealth Edison Company.

PAULA WOLFF
President, Governors State University; Chair, University of Chicago Hospitals; and Director, Ariel Capital Management.

INVESTMENT ADVISER
Harris Trust is the investment adviser for each of the Funds pursuant to Advisory Contracts with the Trust and the Company. Harris Trust, located at 111 West Monroe Street, Chicago, Illinois, is the successor to the investment banking firm of N.W. Harris & Co. that was organized in 1882 and was incorporated in 1907 under the present name of the bank. It is an Illinois state-chartered bank and a member of the Federal Reserve System. At September 30, 1998, Harris Trust had total assets under management of approximately $13.6 billion and was the largest of 26 banks owned by Harris Bankcorp, Inc. Harris Bankcorp, Inc. is a wholly-owned subsidiary of Bankmont Financial Corp., which is a wholly-owned subsidiary of Bank of Montreal, a publicly-traded Canadian banking institution. As of September 30, 1998, Harris Trust managed more than $12.1 billion in discretionary personal trust assets, and adminis-tered more than $17 billion in non-discretionary trust assets.

With respect to the Funds, the Advisory Contracts provide that Harris Trust is responsible for the supervision and oversight of the Portfolio Management Agent's and the Investment Sub-Adviser's performance (as discussed below).

The investment advisory fees payable to Harris Trust with respect to each Fund are based on the average daily net assets of the respective Fund at the following annual rates:

Emerging Markets Fund ......  1.25%
International ..............  1.05%
Small-Cap
Opportunity Fund ...........  1.00%
Small-Cap Value Fund .......  0.80%
Growth Fund ................  0.90%
Equity Fund ................  0.70%
Equity Income Fund .........  0.70%
Balanced Fund ..............  0.60%
Convertible
Securities Fund ............  0.70%
Tax-Exempt Bond Fund .......  0.60%
Bond Fund ..................  0.65%
Intermediate Tax-Exempt
Bond Fund ..................  0.60%
Short/Intermediate
Bond Fund ..................  0.70%
Intermediate
Government Bond Fund .......  0.65%

Harris Trust from time to time may waive a portion of its advisory fees otherwise payable by one or more of the Funds.


PORTFOLIO MANAGEMENT AGENT
Harris Trust has entered into Portfolio Management contracts with Harris Investment Management, under which HIM undertakes to furnish investment guidance and policy direction in connection with the daily portfolio management of all of the Funds. For the services provided by HIM, Harris Trust pays HIM the advisory fees it receives from the Funds. As of September 30, 1998, HIM managed an estimated $12.3 billion in assets.


INVESTMENT SUB-ADVISER
To assist HIM in carrying out its obligations under the Portfolio Management Contract, HIM has entered into Investment Sub- advisory Contracts with Hansberger on behalf of the Emerging Markets Fund and the International Fund. Hansberger is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and provides a broad range of portfolio management services to clients in the U.S. and abroad. Hansberger, 515 East Las Olas Blvd., Suite 1300, Fort Lauderdale, Florida 33301, is majority controlled by Mr. Thomas L. Hansberger, who founded the firm in 1994. As of September 30, 1998, Hansberger managed assets with a value of approximately $1.71 billion.

Pursuant to the Investment Sub-advisory Contracts (the "Sub-advisory Contracts"), Hansberger makes investment decisions for the Emerging Markets Fund and the International Fund and continuously reviews, supervises and administers the Funds' investment program. HIM supervises the performance of Hansberger, including Hansberger's adherence to the Funds' investment objectives and policies. Pursuant to the Sub-advisory Contracts, HIM pays Hansberger fees for its investment sub-advisory services from the advisory fees HIM receives from Harris Trust and indirectly from the advisory fees paid by the Funds to Harris Trust pursuant to the Advisory Contract.

PORTFOLIO MANAGEMENT
Many persons on the staffs of the Adviser and the Portfolio Management Agent contribute to the investment management services provided to the Funds. The following persons, however, are primarily responsible for the day-to-day investment management of the Funds:

EMERGING MARKETS FUND - Thomas L. Hansberger, Francisco Alzuru, Ajit Dayal, Aureole L.W. Foong, Robert Mazuelos and Vladimir Tyurenkov. Mr. Hansberger, Chairman and Chief Executive Officer of Hansberger, is the Fund's leader. Before forming Hansberger in 1994, Mr. Hansberger had served as Chairman, President and Chief Executive Officer of Templeton Worldwide, Inc., the parent holding company of the Templeton group of companies. While at Templeton, Mr. Hansberger served as director of research and was an officer, director or primary portfolio manager for several Templeton mutual funds. Mr. Alzuru joined Hansberger in 1994 as a Managing Director, portfolio manager and research analyst, specializing in Latin America. Prior to joining Hansberger, he worked at Vestcorp Partners as their Latin American analyst. Mr. Foong is Director of Asian Research. He is responsible for overseeing the Asian research effort as well as covering the global cellular and European telecom industries. Prior to joining Hansberger, Mr. Foong was a Director of Peregrine Asset Management where he was a portfolio manager responsible for several mutual funds and private accounts investing in regional Asian markets. Prior to Peregrine, Mr. Foong was with Unifund, a private investment firm headquartered in Geneva. Mr. Foong was based in Bangkok and Hong Kong where he was a portfolio manager responsible for the Asian markets. Prior to that, Mr. Foong was with Morgan Stanley Inc. in New York, Los Angeles and Hong Kong where he worked in the Private Client Services department responsible for high net worth individual accounts. Mr. Foong holds an MBA and a Bachelor of Science in Computer Science from the

University of Southern California in Los Angeles. Mr. Mazuelos joined Hansberger in 1995 as a research analyst. Prior to joining Hansberger, he was a performance analyst at Templeton Investment Counsel, Inc., where he was responsible for return analysis on separate accounts and mutual funds. Mr. Tyurenkov joined Hansberger in 1995 as Managing Director of Eastern Europe and Russia, portfolio manager and research analyst. Prior to joining Hansberger, he spent several years working for the Russian government and worked extensively on the Pepperdine University Russian Conversion and Privatization Program.

INTERNATIONAL FUND - James Chaney, John Carl Fenley, Victoria Gretzky and John Hock. Mr. Chaney, who joined Hansberger in 1996 as Chief Investment Officer, is the Fund's leader. Prior to joining Hansberger, he was Executive Vice President for Templeton Worldwide and a senior member of its Portfolio Management/Strategy Committee. While at Templeton, Mr. Chaney managed numerous accounts, including the Foreign Equity Series of Templeton Institutional Funds Inc. Mr. Fenley is responsible for research coverage of global equities. Prior to joining Hansberger, he developed and managed the Institutional Investment Department for SunTrust Bank, South Florida where his client base included local and national foundations, endowments, corporations and municipalities. Mr. Fenley formerly served as portfolio manager and equity analyst covering the capital goods and transportation sectors for Fifth Third Bank. Mr. Fenley received his Bachelor of Arts degree in Economics from Vanderbilt University. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research
(AIMR). Ms. Gretzky joined Hansberger in 1995 as a research analyst. Prior to joining Hansberger, she was a research analyst for Optimum Consulting, a Russian-based firm which specialized in restructuring Russian companies during privatization. Mr. Hock joined Hansberger in 1996 as a research analyst. Prior to joining Hansberger, he was a senior analyst in the global securities research and economics group at Merrill Lynch.

SMALL-CAP OPPORTUNITY FUND - Thomas M. Corkill, CFA. Mr. Corkill joined Harris Trust in 1982 and serves as Partner and Portfolio Manager. He was appointed portfolio manager of the Fund in September 1998 and has 29 years of experience in portfolio management and research.

SMALL-CAP VALUE FUND - Thomas M. Corkill, CFA. Mr. Corkill was appointed portfolio manager of the Fund since the Fund commenced operations in March 1997. For a description of Mr. Corkill, see Small-Cap Opportunity Fund above.

GROWTH FUND - James E. Depies, CFA. Mr. Depies joined Harris Trust in 1981 and serves as Senior Partner and Portfolio Manager. He has served as portfolio manager of the Fund since the Fund commenced operations in February 1996 and has 38 years of investment experience.

EQUITY FUND - Donald G. M. Coxe. Mr. Coxe joined HIM in 1993 and serves as Chairman and Chief Strategist. He has served as portfolio manager of the Fund since February 1996 and has nearly 31 years of institutional investment management experience. Prior to joining HIM, he served on Wall Street as a sell-side portfolio strategist advising institutional investors and as chief executive officer for a Canadian investment counseling firm.

EQUITY INCOME FUND - Daniel L. Sido. Mr. Sido joined HIM in 1994 and serves as Senior Partner and Portfolio Manager. He has served as portfolio manager of the Fund since the Fund commenced operations in February 1996 and has over 15 years of investment management experience. Prior to joining HIM, he served as portfolio manager for a trust company, managing equity and fixed income portfolios.

BALANCED FUND - C. Thomas Johnson, CFA. Mr. Johnson joined Harris Trust in 1969 and serves as Senior Partner and Portfolio Manager. He has served as portfolio manager of the Fund since the Fund commenced operations in March 1997 and has 29 years of experience in portfolio management.

CONVERTIBLE SECURITIES FUND - Thomas M. Corkill, CFA. Mr. Corkill was appointed portfolio manager of the Fund in September 1998. For a description of Mr. Corkill, see Small-Cap Opportunity Fund above.

TAX-EXEMPT BOND FUND - George W. Selby. Mr. Selby joined HIM in 1998 and serves as Principal and Portfolio Manager. He was appointed portfolio manager of the Fund in September 1998 and has 16 years of municipal bond sales experience. Prior to joining HIM, he served as an executive director of municipal bond sales for a brokerage firm.

BOND FUND - Laura Alter and Maureen Svagera. Ms. Alter joined HIM in 1994 and serves as Senior Partner and Portfolio Manager. She has served as portfolio manager of the Fund since the Fund commenced operations in April 1996 and has 14 years of experience in the fixed-income investment area. Prior to joining HIM, she served as portfolio manager for a major mutual fund investment management firm. Ms. Svagera joined HIM in 1994 and serves as Senior Partner and Portfolio Manager. She has served as portfolio manager of the Fund since the Fund commenced operations and has 16 years of experience in the fixed-income markets. Prior to joining

HIM, she spent five years at an investment management firm as principal/vice president focusing on the mortgage and asset-backed markets.

INTERMEDIATE TAX-EXEMPT BOND FUND - George W. Selby. Mr. Selby was appointed portfolio manager of the Fund in September 1998. For a description of Mr. Selby, see Tax-Exempt Bond Fund above.

SHORT/INTERMEDIATE BOND FUND - Laura Alter and Maureen Svagera. Ms. Alter has served as portfolio manager of the Fund since September 1994. Ms. Svagera has served as portfolio manager of the Fund since January 1996. For a description of Ms. Alter and Ms. Svagera, see Bond Fund above.

INTERMEDIATE GOVERNMENT BOND FUND - Maureen Svagera. Ms. Svagera has served as portfolio manager of the Fund since the Fund commenced operations in March 1997. For a description of Ms. Svagera, see Bond Fund above.


ADMINISTRATORS, CUSTODIAN AND TRANSFER AGENT
Harris Trust (in this capacity, the "Administrator") is the administrator of the Funds and, as such, generally assists the Funds in all aspects of their administration and operation.

The Administrator has a Sub-Administration Agreement with Funds Distributor, Inc. ("FDI"), whereby FDI performs certain administrative services for the Funds. The Administrator has Sub-Administration and Accounting Services Agreements with PFPC Inc. ("PFPC"), whereby PFPC performs certain administrative and accounting services for the Funds. Under these agreements, the Administrator compensates FDI and PFPC for providing their services. The Administrator, FDI and PFPC are referred to collectively as the "Administrators."

Harris Trust is also the transfer and dividend disbursing agent of the Funds (in this capacity, the "Transfer Agent"). The Transfer Agent has entered into Sub-Transfer Agency Services Agreements with PFPC (the "Sub-Transfer Agent") whereby the Sub-Transfer Agent performs certain transfer agency and dividend disbursing agency services. PNC Bank, N.A. (the "Custodian") serves as custodian of the assets of the Funds. PFPC and the Custodian are indirect, wholly-owned subsidiaries of PNC Bank Corp.

As compensation for their services, the Administrator, the Transfer Agent and the Custodian are entitled to receive a combined fee based on the aggregate average daily net assets of the portfolios of the Company and the Trust, payable monthly at an annual rate of 0.17% of the first $300 million of average daily net assets; 0.15% of the next $300 million; and 0.13% of average daily net assets in excess of $600 million. In addition, the Funds pay a separate fee to the Sub-Transfer Agent for certain retail sub-transfer agent services and reimburse the Custodian for various custody transactional expenses.

DISTRIBUTOR
Funds Distributor, Inc. (the "Distributor") has entered into Distribution Agreements with the Trust and the Company pursuant to which it has the responsibility for distributing shares of the Funds. Fees for services rendered by the Distributor are paid by the Administrator. The Distributor bears the cost of printing and mailing prospectuses to potential investors and any advertising expenses incurred by it in connection with the distribution of shares, subject to the terms of the Service Plans described below, if implemented pursuant to contractual arrangements between the Trust or the Company and the Distributor and approved by the Board of Trustees of the Trust or the Board of Directors of the Company.


SERVICE PLAN
Under a complex-wide Service Plan relating to A Shares of the Funds adopted under Rule 12b-1 under the 1940 Act, each Fund bears the costs and expenses connected with advertising and marketing A Shares of the Fund and may pay the fees of financial institutions (which may include banks), securities dealers and other industry professionals, such as the investment advisers, accountants and estate planning firms (collectively, "Service Organizations") for servicing activities, as described below, at a rate of up to 0.35% of the average daily net assets attributable to the Fund's A Shares. From their own resources, Harris Trust and HIM from time to time may voluntarily pay fees to certain Service Organizations. The Administrators and the Distributor may act as Service Organizations and receive fees under a Service Plan. The Funds currently limit service fees to 0.25% with respect to the Fixed Income Funds.

Servicing activities provided by Service Organizations to their customers investing in A Shares of the Funds may include establishing and maintaining shareholder accounts and records; processing purchase and redemption transactions; answering customer inquiries; assisting customers in changing dividend options, account designations and addresses; sub-accounting; investing customer cash account balances automatically in Fund shares; providing periodic account balance statements and integrating these statements with those of other transactions and balances in the customer's other accounts serviced by the Service Organization; arranging for bank wires; and performing other services to the extent permitted by applicable statute, rule or regulation.

EXPENSES
Except for certain expenses borne by the Distributor, Harris Trust, or HIM, the Trust and the Company bear all costs of their operations, including the compensation of their Trustees or Directors who are not affiliated with Harris Trust, HIM or the Distributor or any of their affiliates; advisory and administration fees; payments pursuant to any Service Plan (with respect to A Shares only); interest charges; taxes; fees and expenses of independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Service Plan with respect to A Shares), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio securities transactions; fees and expenses of the Funds' Custodian including those for keeping books and accounts; expenses of shareholders' meetings and meetings of Boards of Trustees and Directors; expenses relating to the issuance, registration and qualification of shares of the Funds; fees of pricing services; organizational expenses; and any extraordinary expenses. Expenses attributable to each Fund are borne by that Fund. Other general expenses of the Trust or the Company are allocated among the Funds in an equitable manner as determined by the Boards of Trustees and Directors.

                                HOW TO BUY SHARES

OPENING AN ACCOUNT. To open an account, complete and sign an application for A Shares and mail it along with your check. You also may open your account by wire, as described below. Please be sure to furnish your taxpayer identification number. (You must also certify whether you are subject to withholding for failing to report income to the Internal Revenue Service ("IRS"). Investments received without a certified taxpayer identification number may be returned.

If you register your account as belonging to multiple owners (e.g., as joint tenants), you must provide specific authorization on your application in order for us to accept instructions from a single owner. Otherwise, all owners will have to agree to any transactions that involve the account.

MINIMUM INVESTMENTS. The Funds have the following minimum investments:

To open
an account ........ $1,000 per Fund

To open a
retirement
account ...........   $250 per Fund

To add to an existing
account ...........    $50 per Fund

Investing through an
Automatic Investment
Plan ..............    $50 per Fund

If you are opening an account through a financial Institution or other intermediary, this organization may have different minimum initial and subsequent investment requirements. Please contact this organization if you have questions. See BUYING SHARES -- THROUGh FINANCIAL INSTITUTIONS below.

BUYING SHARES. Shares may be purchased by investing automatically (see AUTOMATIC INVESTING below) or by any of the following three methods:

1. BY MAIL. Make your check payable to the Fund of your choice. If you are adding to your existing account, indicate your Fund account number directly on the check and send to:
Harris Insight Funds
c/o PFPC Inc.
P.O. Box 8952
Wilmington, Delaware
19899-8952

2. BY BANK WIRE. Call the Funds at 800.625.7073 to initiate your purchase. Then wire your investment to:
PNC Bank, N.A.
Philadelphia, Pennsylvania
ABA #0310-0005-3
For Credit To:
    Harris Insight Funds
    85-5093-2950
Re: [Name of Fund]-
    A Shares
Account No.:
Account Name:

If you are opening an account, please promptly complete and mail the account application form to the Funds at the address above under BY MAIL. The Funds currently do not charge investors for the receipt of wire transfers, although your bank may charge you for their wiring services.

3. THROUGH FINANCIAL INSTITUTIONS. Shares of any of the Funds may be purchased through authorized broker-dealers, financial institutions and service organizations with whom the Distributor has a selling agreement, including Harris Trust and HIM and their affiliates ("Institutions"), on any day the Funds are open for business. See GENERAL PURCHASE INFORMATION. Institutions are responsible for the prompt transmission of buy, exchange or sell orders.

Each Institution may establish its own terms with respect to the requirement of a minimum initial investment and minimum subsequent investments. Depending upon the terms of your account, Institutions may charge account fees for automatic investment and other services they provide, including account maintenance fees, compensating balance requirements, or fees based upon account transactions, assets, or income, which would reduce your yield or return. Please read this Prospectus in connection with any information received from your Institution.

AUTOMATIC INVESTING. Automatic investing is an easy way to add to your Harris Insight Funds and can help you achieve your financial goals as simply and conveniently as possible. Through the Harris Insight Funds Automatic Investment Plan you can have as little as $50 a month electronically withdrawn from your checking account and invested in the Fund of your choice. This feature can be established when you open your account. For more information or to receive an application, please call 800.982.8782.


GENERAL PURCHASE INFORMATION
The Funds are open for business each day that both of the New York Stock Exchange (the "Exchange") and the Federal Reserve Bank of Philadelphia are open for business (i.e., each weekday other than New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day) ("Fund Business Day"). Each Fund normally calculates its net asset value ("NAV") at the close of business of the Exchange, which is normally 4:00 p.m., Eastern time. Shares are purchased at the next share price calculated after your investment is received and accepted.

Orders placed directly with the Funds must be paid for by check or bank wire on the same day. Payment for the shares purchased through an Institution will not be due until settlement date, normally three business days after the order has been executed. The Company and Trust, as applicable, reserve the right to reject any purchase order.

SALES CHARGES. A Shares of the Funds are sold with a sales load of up to 5.50% (applied when your investment is made). There are ways to reduce or eliminate this charge, however, see REDUCED SALES CHARGES below.

When A Shares of the Funds are purchased through an Institution, the Distributor reallows a portion of the sales charge to the Institution, except as described below. No sales charge is assessed on the reinvestment of distributions.

Sales charges for A Shares of the Funds are as follows:

--------------------------------------------------------------------------------

                                          EQUITY FUNDS

                        SALES    SALES CHARGE AS A % OF    DEALER ALLOWANCE AS
AMOUNT OF PURCHASE     CHARGES    NET AMOUNT INVESTED     A % OF OFFERING PRICE
----------------      --------    -------------------     ---------------------
Less than $50,000          5.50%           5.82%                  5.00%
$50,000 to $99,999         4.50            4.71                   4.00
$100,000 to $249,999       3.50            3.63                   3.25
$250,000 to $499,999       2.50            2.56                   2.25
$500,000 to $999,999       2.00            2.04                   1.75
$1,000,000 and over        0.00            0.00                   1.00


         CONVERTIBLE SECURITIES FUND, TAX-EXEMPT BOND FUND AND BOND FUND

                         SALES     SALES CHARGE AS A % OF   DEALER ALLOWANCE AS
AMOUNT OF PURCHASE      CHARGES     NET AMOUNT INVESTED    A % OF OFFERING PRICE
----------------        -------   -----------------------   -------------------
Less than $50,000          4.50%           4.71%                  4.25%
$50,000 to $99,999         4.25            4.43                   4.00
$100,000 to $249,999       3.50            3.63                   3.25
$250,000 to $499,999       2.50            2.56                   2.25
$500,000 to $999,999       2.00            2.04                   1.75
$1,000,000 and over        0.00            0.00                   1.00


INTERMEDIATE TAX-EXEMPT BOND FUND, SHORT/INTERMEDIATE BOND FUND AND INTERMEDIATE
                              GOVERNMENT BOND FUND

                         SALES     SALES CHARGE AS A % OF   DEALER ALLOWANCE AS
AMOUNT OF PURCHASE      CHARGES   NET AMOUNT INVESTED      A % OF OFFERING PRICE
----------------        --------  ----------------------    ------------------
Less than $50,000          3.50%          3.63%                  3.25%
$50,000 to $99,999         3.25           3.36                   3.00
$100,000 to $249,999       2.50           2.56                   2.25
$250,000 to $499,999       2.00           2.04                   1.75
$500,000 to $999,999       1.50           1.52                   1.25
$1,000,000 and over        0.00           0.00                   1.00
--------------------------------------------------------------------------------
                                       45

No sales charge is assessed on purchases by any bank, trust company, or other institution acting on behalf of a fiduciary customer account or any other trust account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended); (b) any individual with an investment account or relationship with HIM; (c) directors.

REDUCED SALES CHARGES. An investor in a Fund may be entitled to reduced sales charges. To qualify for a reduced sales charge, you must notify the Funds at the time of purchase. If you invest through an Institution, you should notify the Institution, which in turn must notify the Funds. Programs that allow for reduced sales charges may be changed or eliminated at any time.

RIGHT OF ACCUMULATION. The Right of Accumulation allows an investor to combine the amount invested in A Shares of a Fund with the total net asset value of A Shares currently purchased or already owned by that investor of all Funds to determine the applicable sales charge. To obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge, and confirmation of the order is subject to such verification. The Right of Accumulation may be modified or discontinued at any time by the Funds with respect to all A Shares purchased thereafter.

LETTER OF INTENT. A Letter of Intent allows an investor to purchase A Shares of the Funds over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus the total net asset value of A Shares already owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment. If such amount is not invested within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid.

CONTINGENT DEFERRED SALES CHARGE. In order to recover commissions paid to Institutions, A Shares of a Fund on which no initial sales charge was assessed due to a purchase amount of $1,000,000 or more in a single transaction or pursuant to the Right of Accumulation or a Letter of Intent that are redeemed within certain periods after the purchase date will be subject to a contingent deferred sales charge. A Shares are subject to a charge equal to 1.00%, if held for less than one year, or 0.50%, if held for one to two years, of the dollar amount subject to the charge. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed and their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on redemptions of shares acquired through the reinvestment of dividends and distributions or involuntary redemptions by a Fund of shareholder accounts with low account balances.

Redemptions of A Shares will be effected in the manner that results in the imposition of lowest deferred sales charge. Redemptions with respect to a shareholder's investment in a Fund will automatically be made first from any A Shares in a Fund held for more than two years, second from A Shares of the Fund acquired pursuant to reinvestment of dividends and distributions, third from A Shares of the Fund held for one to two years and fourth from A Shares held for less than one year.

The contingent deferred sales charge on shares purchased through an exchange from A Shares of another Fund is based upon the original purchase date and price of the other Fund's shares. For a shareholder with a Letter of Intent who does not purchase $1,000,000 of A Shares under the letter, no contingent deferred sales charge is imposed. A Letter of Intent may provide for a contingent deferred sales charge in some cases.

                               HOW TO SELL SHARES

  SHARES MAY BE SOLD (REDEEMED) AT THEIR NEXT DETERMINED NET ASSET VALUE AFTER RECEIPT OF A PROPER REQUEST BY THE FUNDS DIRECTLY OR THROUGH ANY INSTITUTION. SOME REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE ARE SUBJECT TO A CONTINGENT
                             DEFERRED SALES CHARGE.

1. BY MAIL. Shareholders may sell shares by writing the Funds at the following address: Harris Insight Funds
c/o PFPC Inc.
P.O. Box 8952
Wilmington, Delaware
19899-8952

Certain requests for redemption must be signed by the shareholder with signature guaranteed. See SHAREHOLDER SERVICES AND POLICIES--SIGNATURE GUARANTEES.

2. BY TELEPHONE. If you have chosen the telephone redemption privilege, you may make a telephone redemption request by calling the Funds at 800.625.7073 and providing your account number, the exact name of your account and your social security or taxpayer identification number. The Fund then will mail a check to your account address or, if you have elected the wire redemption privilege, wire the proceeds on the following business day.

3. BY BANK WIRE. If you have chosen the wire redemption privilege, you may request the Funds to transmit your proceeds by Federal Funds wire to a bank account previously designated by you in writing. See GENERAL REDEMPTION INFORMATION--WIRE REDEMPTION PRIVILEGE below.

4. THROUGH FINANCIAL INSTITUTIONS. If you bought your shares through an Institution, you may redeem your shares through the Institution. Please contact the Institution for this service.


GENERAL REDEMPTION INFORMATION
If you bought your shares through an Institution, the Institution may charge an account-based service fee. A redemption order received in good order by your Institution or the Funds before the close of the Exchange and before the close of the Fund Business Day will be executed at the Fund's net asset value per share next determined on that day. A redemption order received after the close of the Exchange, or not received by the Funds prior to the close of the Fund Business Day, will be executed at the Fund's net asset value next determined on the next Fund Business Day.

Proceeds of redemption orders received in good order will normally be remitted within five but not more than seven business days, except that if a redemption request is made shortly after a recent purchase by check, proceeds will be distributed once the check used to purchase the Fund's shares clears, which may take up to 15 days or more after the investment. The proceeds may be more or less than the amount originally invested and, therefore, a redemption may result in a gain or loss for Federal income tax purposes.

The Funds intend to pay redemption proceeds in cash, but reserve the right to pay in kind by delivery of investment securities equal in value to the redemption price to the extent permitted by applicable laws and regulations. In these cases, you might incur brokerage costs in converting the securities to cash. The right of any shareholder to receive payment of redemption proceeds may be suspended, or payment may be postponed, in certain circumstances. These circumstances include any period when the Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted, any period when an emergency exists and any time the SEC permits mutual funds to postpone payments for the protection of investors.

WIRE REDEMPTION PRIVILEGE. If the wire redemption privilege has been elected on the shareholder application, redemption of shares may be requested by telephone, on any day the Funds and the Transfer Agent are open for business, by calling the Funds at 800.625.7073. The minimum amount that may be wired is $1,000. Otherwise, a check is mailed to the shareholder's address of record. The Funds reserve the right to change this minimum or to terminate the privilege. Redemption proceeds normally are transmitted by wire on the business day after a redemption request is made.

SYSTEMATIC WITHDRAWAL PLAN. You can arrange for periodic, automatic redemptions from your account. For more information or to sign up for this service, please call 800.982.8782.

                        SHAREHOLDER SERVICES AND POLICIES


EXCHANGING SHARES. YOU MAY EXCHANGE A SHARES OF A FUND THAT YOU HAVE HELD FOR MORE THAN SIX DAYS FOR A SHARES OF ANY OTHER FUND WITHOUT A SALES CHARGE. You also may exchange A Shares for N Shares of the Harris Insight Index Fund, the Harris Insight Tax-Exempt Money Market Fund, the Harris Insight Money Market Fund or the Harris Insight Government Money Market Fund, which are offered through a separate prospectus. Exchanges may be made only between identically registered accounts. You may exchange into another Fund only if the shares to be acquired are registered for sale in your state of residence.

Procedures applicable to redemption of a Fund's shares are also applicable to exchanging shares. If you would like the ability to exchange shares by telephone, please choose this option when you complete your application. The Funds reserve the right to limit the number of exchanges between Funds, to reject any telephone exchange order or otherwise to modify or discontinue the exchange privilege at any time upon 60 days' written notice. A capital gain or loss for tax purposes may be realized upon an exchange, depending upon the cost or other basis of shares redeemed.

SIGNATURE GUARANTEES. A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. In addition to certain signature requirements, a signature guarantee is required in any of the following circumstances:

(BULLET) A redemption check is to be made payable to anyone other than the shareholder(s) of record.
(BULLET) A redemption check is to be mailed to an address other than the address of record.
(BULLET) A redemption amount is to be wired to a bank other than one previously authorized.

At the Funds' discretion, signature guarantees also may be required for other redemptions. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who is a participant in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees which are not part of these programs will not be accepted.

TELEPHONE TRANSACTIONS. Investors may buy (by bank wire), sell and exchange shares by telephone. Shareholders engaging in telephone transactions should be aware that they may be foregoing some of the security associated with written requests. A shareholder may bear the risk of any resulting losses from a telephone transaction. The Funds will employ reasonable procedures to confirm that telephonic instructions are genuine. If the Funds or their service providers fail to employ these measures, they may be liable for any losses arising from unauthorized or fraudulent instructions. In addition, the Funds reserve the right to record all telephone conversations. Please verify the accuracy of telephone instructions immediately upon receipt of confirmation statements.

During times of drastic economic or market changes, telephone redemption and exchange privileges may be difficult to implement. In the event that you are unable to reach the Funds by telephone, requests may be mailed or hand-delivered to the Funds at the address listed in HOW TO SELL SHARES.

REDEMPTION OF SHARES IN SMALLER ACCOUNTS. Because of the high cost of maintaining small accounts, each Fund reserves the right to redeem all shares in an account whose value falls below $500 ($250 in the case of a retirement account) unless this is a result of a decline in the market value of the shares. Prior to such a redemption, a shareholder will be notified in writing and permitted 30 days to make additional investments to raise the account balance to the specified minimum.

SHARE CERTIFICATES. Share certificates are not issued.

ELIGIBILITY BY STATE. You may only invest in, or exchange into, A Shares legally available in your jurisdiction of residence.

REPORTS TO SHAREHOLDERS. You will receive an account statement after every transaction that affects your share balance, except for reinvestments of dividend and capital gain distributions, or at least annually, as well as a quarterly consolidated statement. In addition, each year you will receive an annual and semi-annual report to shareholders of each Fund in which you invest. If you would like copies of these reports, please call 800.982.8782.

                        HOW THE FUNDS MAKE DISTRIBUTIONS
                        TO SHAREHOLDERS; TAX INFORMATION

  DIVIDENDS OF NET INVESTMENT INCOME CURRENTLY ARE DECLARED AND PAID AT LEAST ANNUALLY BY EACH FUND IN ACCORDANCE WITH THE FUND'S DIVIDEND POLICY. DIVIDENDS FROM EACH OF THE EMERGING MARKETS FUND, THE INTERNATIONAL FUND, THE SMALL-CAP OPPORTUNITY FUND AND THE SMALL-CAP VALUE FUND ARE DECLARED AND PAID ANNUALLY. DIVIDENDS FROM THE GROWTH FUND ARE DECLARED AND PAID SEMI-ANNUALLY. DIVIDENDS
FROM EACH OF THE EQUITY INCOME FUND, THE EQUITY FUND, THE BALANCED FUND AND THE CONVERTIBLE SECURITIES FUND ARE DECLARED AND PAID QUARTERLY. DIVIDENDS FROM THE TAX-EXEMPT BOND FUND, THE BOND FUND, THE INTERMEDIATE TAX-EXEMPT BOND FUND, THE
   SHORT/INTERMEDIATE BOND FUND AND THE INTERMEDIATE GOVERNMENT BOND FUND ARE DECLARED DAILY AND PAID MONTHLY. ANY NET CAPITAL GAINS WILL BE DECLARED AND PAID
 AT LEAST ANNUALLY. DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS MAY BE INVESTED IN
   ADDITIONAL SHARES OF THE SAME FUND AT NET ASSET VALUE AND CREDITED TO YOUR ACCOUNT ON THE PAYMENT DATE OR PAID IN CASH. DISTRIBUTION CHECKS AND ACCOUNT STATEMENTS WILL BE MAILED APPROXIMATELY TWO BUSINESS DAYS AFTER THE PAYMENT
                                     DATE.

Each Fund is treated as a separate entity for tax purposes and thus the provisions of the Internal Revenue Code (the "Code") generally are applied to each Fund separately, rather than to the Trust or the Company as a whole. As a result, net capital gains, net investment income, and operating expenses are determined separately for each Fund. The Trust and the Company intend to qualify each Fund as a regulated investment company under the Code and to distribute to the shareholders of each Fund sufficient net investment income and net realized capital gains of that Fund so that the Fund will not be subject to Federal income taxes.

Dividends (including net short-term capital gains), except "exempt-interest dividends" (described below), will be taxable to shareholders as ordinary income.

Distributions of net long-term capital gains, if any, will be taxable as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long the shareholder has held the shares, and will not qualify for the dividends received deductions.

A taxable gain or loss also may be realized by a shareholder upon the redemption or transfer of shares depending on the tax basis of the shares and their value at the time of the transaction. Any loss realized on a sale or exchange of shares of a Fund will be disallowed to the extent other shares of that Fund are acquired within the 61-day period beginning 30 days before and ending 30 days after disposition of the shares.

Dividends paid by each of the Tax-Exempt Bond Fund and the Intermediate Tax-Exempt Bond Fund (the "Tax-Exempt Funds") out of tax-exempt interest income earned by the Fund ("exempt-interest dividends") generally will not be subject to Federal income tax in the hands of the Fund's shareholders. However, persons who are substantial users or related persons thereof of facilities financed by private activity bonds held by a Fund may be subject to Federal income tax on their pro rata share of the interest income from such bonds and should consult their tax advisers before purchasing shares of such Fund.

Interest on indebtedness incurred by shareholders to purchase or carry shares of a Fund generally is not deductible for Federal income tax purposes. Under rules of the IRS for determining when borrowed funds are used for purchasing or carrying particular assets, shares of a Fund may be considered to have been purchased or carried with borrowed funds even though those funds are not directly linked to the shares. Substantially all of the dividends paid by each Tax-Exempt Fund are anticipated to be exempt from Federal income taxes.

Shareholders of the Tax-Exempt Funds may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they reside but may be subject to tax on income derived from the municipal securities of other jurisdictions. Shareholders are advised to consult with their tax advisers concerning the application of state and local taxes to investments in the Fund which may differ from the Federal income tax consequences described above.

The Trust and the Company, as applicable, will be required to withhold, subject to certain exemptions, a portion (currently 31%) from dividends paid or credited to individual shareholders and from redemption proceeds, if a correct taxpayer identification number, certified when required, is not on file with the Trust (or the Company) or Transfer Agent.

                               GENERAL INFORMATION



BANKING LAW MATTERS
Federal banking laws and regulations generally prohibit federally chartered or supervised banks from engaging directly in the business of issuing, underwriting, selling or distributing securities, although subsidiaries of bank holding companies, such as Harris Trust and HIM, are permitted to purchase and sell securities upon the order and for the account of their customers.

Harris Trust and HIM believe that they may perform the services contemplated by this Prospectus and their respective agreements with the Company and Trust without violating applicable Federal banking laws or regulations. It is noted, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present Federal statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in Federal statutes or regulations and judicial or administrative decisions or interpretations thereof, could prevent Harris Trust or HIM from continuing to perform, in whole or in part, these services. If this were to happen, the Funds would seek alternative sources for these services.

HOW SHARE VALUE
IS DETERMINED

Net asset value per A Share of a Fund is the value of one A Share of the Fund, which is determined on each Fund Business Day. It is determined by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets) allocable to all A Shares of the Fund, less the liabilities allocable to those Shares by the number of A Shares outstanding.

The net asset value per A Share of the Fund is determined at the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Fund Business Day. The value of a security held by a Fund (other than a bond or debt security maturing in 60 days or less) is determined based on the last sale price on the principal exchange on which the security is traded as of the time of valuation. In the absence of any sale on the valuation date, the security is valued at the closing bid price. A security traded on an over-the-counter market is valued at the closing over-the-counter bid price. A security that is primarily traded on a foreign securities exchange is generally valued at its closing price on the exchange. Bonds are valued at the mean of the last bid and asked prices. In the absence of a readily available market quotation (or when, in the view of the investment adviser, available market quotations do not accurately reflect a security's fair value), a security is valued at a fair value as determined by or under the direction of the Trust's Board of Trustees or Company's Board of Directors. Prices used for valuations of securities are provided by independent pricing services. A debt obligation with a remaining maturity of 60 days or less is valued at amortized cost. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.


HOW PERFORMANCE IS REPORTED
From time to time, a Fund may advertise its performance. Performance may be quoted in terms of total return, yield, effective yield and tax-equivalent yield. All performance information is based on historical results and is not intended to indicate future performance. Total return for a period is the percentage change in value during the period of an investment in Fund shares, assuming that the maximum sales load was paid and that all distributions and dividends by the Fund were reinvested on their reinvestment dates during the period less all recurring fees. Average annual total return is the average annual compound rate of change in value represented by the total return for the period.

A Fund's yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. To calculate standardized yield, a Fund divides the interest income it earned from its investments for a 30-day period (net of expenses) by the average number of shares entitled to receive dividends. The result is then expressed as an annualized percentage rate based on the Fund's share price at the end of the 30-day period (which period will be stated in the advertisement). The yield of any investment is generally a function of portfolio quality and maturity, type of instrument and operating expenses.

The effective yield is calculated similarly but, when annualized, the income earned by an investment in shares of the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield," which will be calculated only for the Tax-Exempt Funds, refers to the yield on a taxable investment necessary to produce an after-tax yield equal to a Fund's tax-exempt yield, and is calculated by increasing the yield shown for the Fund to the extent necessary to reflect the payment of specified tax rates. Thus, the tax-equivalent yield for a Fund will always exceed that Fund's yield.

The Funds' advertisements may reference ratings and rankings among similar mutual funds by independent evaluators such as Morningstar, Inc. and Lipper Analytical Services, Inc. The comparative material found in the Funds' advertisements, sales literature or reports to shareholders may contain performance ratings. That material is not to be considered an indication of future performance. All performance information for a Fund is calculated on a class basis. In addition, a Fund may use a benchmark securities index as a measure of the Fund's performance. The Balanced Fund may measure performance using a composite of securities indices to reflect that Fund's policy of investing in both equity and fixed income securities. The Funds may from time to time advertise a comparison of their performance against relevant indices.


YEAR 2000
The services provided by the Funds' Investment Adviser, Portfolio Management Agent, Investment Sub-Adviser, Sub-Administrators, Distributor, Transfer Agent and Custodian (the "Service Providers"), depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or 1980, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. Each of the Service Providers has advised the Funds that it has been actively working on necessary changes to its own computer systems to deal with the year 2000, and expects that its systems will be adapted before that date. However, there can be no assurance that they will be successful or that interaction with other noncomplying computer systems will not impair their services at that time. In addition, the Funds are also subject to similar risks with respect to issuers of securities in which the Funds invest.


MORE INFORMATION ABOUT THE TRUST AND THE COMPANY
The Trust is an open-end management investment company which was organized on December 6, 1995, as a business trust under the laws of the Commonwealth of Massachusetts. The Trust offers shares of beneficial interest, $.001 par value, for sale to the public. Currently, the Trust has thirteen Funds in operation. Each Fund, except for the Index Fund, offers three classes of shares, N Shares, A Shares, and Institutional Shares. The Index Fund offers two classes of shares, N Shares and Institutional Shares. On February 18, 1999, N Shares and A Shares were renamed from their previous designations as Class A Shares and Advisor Shares, respectively.

The Company, which was incorporated in Maryland on September 16, 1987, is an open-end management investment company. The authorized capital stock of the Company consists of 10,000,000,000 shares having a par value of $.001 per share. Currently, the Company has five Funds in operation. Each Fund, except for the Tax-Exempt Money Market Fund, the Money Market Fund and the Government Money Market Fund, offers three classes of shares, N Shares, A Shares and Institutional Shares. The Tax-Exempt Money Market Fund, the Money Market Fund and the Government Money Market Fund offer two classes of shares, N Shares and Institutional Shares.

N Shares and Institutional Shares of the Funds, which are offered only to certain classes of investors, bear different expenses which may affect their relative performance. In the future, the Board of Trustees of the Trust and the Board of Directors of the Company may authorize the issuance of shares of additional investment portfolios and additional classes of shares of any portfolio. Information regarding other classes of shares may be obtained by calling the Funds at 800.982.8782 or from any institution that makes available shares of the Funds. All shares of the Trust and all shares of the Company have equal voting rights and will be voted in the aggregate, and not by class, except where voting by portfolio or class is required by law or where the matter involved affects the interest of one or more portfolios or classes. A more detailed statement of the voting rights of shareholders is contained in the SAI. All shares of the Trust and all shares of the Company, when issued, will be fully paid and non-assessable.

As of December 31, 1998, Harris Trust owned of record all or substantially all of the Institutional Shares of the Funds and, for purposes of the 1940 Act, may have been deemed to control the Funds. Harris Trust has indicated that it holds its shares on behalf of various client accounts and not as beneficial owner. From time to time, certain shareholders may own a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote.

The Trust and the Company may dispense with annual meetings of shareholders in any year in which Trustees and Directors are not required to be elected by shareholders. It is anticipated generally that shareholder meetings will be held only when specifically required by Federal or state law. Shareholders have available certain procedures for the removal of Trustees and Directors.

There is a possibility that the Trust might become liable for any misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the Company. Likewise, there is a possibility that the Company might become liable for any misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the Trust.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both the trust itself was unable to meet its obligations and inadequate insurance existed. To guard against this risk, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification out of Trust property of any shareholder held personally liable for obligations of the Trust.

                        APPENDIX A: PERMITTED INVESTMENTS


AMERICAN DEPOSITARY RECEIPTS, EUROPEAN DEPOSITARY RECEIPTS AND GLOBAL DEPOSITARY RECEIPTS. The Emerging Markets Fund and the International Fund may purchase sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and similar securities ("Depositary Receipts"). Each of the Equity Funds also may invest in ADRs and EDRs. Depositary Receipts are typically issued by a financial institution ("depository") and evidence ownership interests in a security or a pool of securities ("underlying securities") that have been deposited with the depository. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Fund's investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities. Thus, a Depositary Receipt representing ownership of common stock will be treated as common stock.

ASSET-BACKED SECURITIES. The Equity Funds, the Short/ Intermediate Bond Fund, the Bond Fund, the Intermediate Government Bond Fund, the Intermediate Tax-Exempt Bond Fund and the Tax-Exempt Bond Fund may purchase asset-backed securities, which represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. In accordance with guidelines established by the Boards of Trustees


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and Directors, asset-backed securities may be considered illiquid securities and, therefore, may be subject to a Fund's 15% (10% with respect to the Equity Fund and the Short/Intermediate Bond Fund) limitation on such investments. Asset-backed securities, including adjustable rate asset-backed securities, have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks, including prepayment risk.

Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution. Asset-backed securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

BANK OBLIGATIONS. A Fund may invest in bank obligations, including negotiable certificates of deposit, bankers' acceptances and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S. banks, foreign banks and their non-U.S. branches (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and wholly-owned banking-related subsidiaries of foreign banks.

Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand but may be subject to early withdrawal penalties which could reduce the Fund's yield. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities. A Fund's investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of


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the parent, of the issuing branch, agency or subsidiary, or both.

The profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets. In addition, domestic and foreign banks are subject to extensive but different government regulations which may limit the amount and types of their loans and the interest rates that may be charged. Obligations of foreign banks involve somewhat different investment risks from those associated with obligations of U.S. banks. See FOREIGN SECURITIES.

BRADY BONDS. The Emerging Markets Fund may invest a portion of its assets in certain sovereign debt obligations known as "Brady Bonds." Brady Bonds are issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. The Brady Plan contemplates, among other things, the debtor nation's adoption of certain economic reforms and the exchange of commercial bank debt for newly issued bonds. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as the World Bank or the International Monetary Fund (the "IMF"). The World Bank or IMF supports the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to replenish reserves used to reduce outstanding bank debt. Under these loan agreements or other arrangements with the World Bank or IMF, debtor nations have been required to agree to implement certain domestic monetary and fiscal reforms. The Brady Plan sets forth only general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

Brady Bonds are recent issues and do not have a long payment history. Agreements implemented under the Brady Plan are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, each country offers different financial packages. Options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, and bonds bearing an interest rate that increases over time and the advancement of the new money for bonds. The principal of certain Brady Bonds has been collateralized by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, World Bank and the


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debtor nations' reserves. Interest payments may also be collateralized in part in various ways. Brady Bonds are often viewed as having collateralized and uncollateralized components. In light of the residual risk associated with the uncollateralized components and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds can be viewed as speculative.

COMMON AND PREFERRED STOCK. The Equity Funds and the Convertible Securities Fund may invest in common and preferred stock. Common stockholders are the owners of the company issuing the stock and, accordingly, usually have the right to vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company, are entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and, if applicable, preferred stock holders are paid. Preferred stock is a class of stock having a preference over common stock as to dividends or upon liquidation. A preferred stockholder is a shareholder in the company and not a creditor of the company as is a holder of the company's fixed income securities. Dividends paid to common and preferred stockholders are distributions of the earnings or other surplus of the company and not interest payments, which are expenses of the company. Equity securities owned by a Fund may be traded in the over-the-counter market or on a securities exchange and may not be traded every day or in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by a Fund of a portfolio security to meet redemptions by shareholders or otherwise may require the Fund to sell the security at less than the reported value of the security, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth.

CONVERTIBLE SECURITIES. The Equity Funds, the Convertible Securities Fund and the Bond Fund may invest in convertible preferred stock and bonds, which are fixed income securities that are convertible into common stock at a specified price or conversion ratio. Because these securities have the characteristics of both fixed income and equity securities, they sometimes are called "hybrid" securities. In general, the value of a convertible security is the higher of its investment value (its value as a fixed income security) and its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the


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value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The value of convertible securities, however, is also influenced by the value of the underlying common stock. Thus, convertible securities ordinarily will provide opportunities for producing both current income and longer-term capital appreciation. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinate to any non-convertible fixed income securities.

EXCHANGE RATE-RELATED SECURITIES. The Emerging Markets Fund and the International Fund may invest in securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). The interest payable on these securities generally is paid at rates higher than most other similarly rated securities in recognition of the foreign currency risk component of exchange Rate-Related Securities.

Investments in Exchange Rate-Related Securities entail certain risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security due to conditions in the debt and foreign currency markets.

FLOATING AND VARIABLE RATE SECURITIES. Each Fund may purchase securities having a floating or variable rate of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. These adjustments tend to decrease the security's price sensitivity to changes in interest rates. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Each Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness.

Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as inverse floaters). For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. During periods when short-term interest rates are relatively low as


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

compared to long-term interest rates, a Fund may attempt to enhance its yield by purchasing inverse floaters. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. While this form of leverage may increase the security's yield, it may also increase the volatility of the security's market value.

A floating or variable rate instrument may be subject to the Fund's percentage limitation on illiquid securities if there is no reliable trading market for the instrument or if the Fund may not demand payment of the principal amount within seven days.

FOREIGN EXCHANGE CONTRACTS AND RELATED FUTURES AND OPTIONS. When investing in foreign securities a Fund usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. The Fund incurs foreign exchange expenses in converting assets from one currency to another. Each of the Equity Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date ("Forward Contracts"). A Fund may enter into Forward Contracts for "hedging" purposes--either to "lock in" the U.S. dollar price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which a Fund has investments may suffer a decline against the U.S. dollar-or for non-hedging purposes. By entering into Forward Contracts, a Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, the Fund may sustain losses which will reduce its gross income. A Fund also may enter into a Forward Contract on one currency in order to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a "cross hedge") if, in the judgment of the investment adviser, a reasonable degree of correlation can be expected between movements in the values of the two currencies. Forward Contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in futures contracts or options traded on exchanges.

For the Emerging Markets Fund, only a limited market, if any, currently exists for hedging transactions relating to currencies in many emerging market countries. This may limit the Emerging Market Fund's ability to effectively hedge its investments in those emerging markets.


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The Emerging Markets Fund and the International Fund may purchase put and call options and write covered put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge (up to the amount of the premium received) and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter.

FOREIGN SECURITIES. Each of the Emerging Markets Fund and the International Fund may invest up to 100% of its total assets in dollar-denominated and non-dollar-denominated foreign equity and debt securities. Each of the other Equity Funds may invest up to 10% of its total assets in dollar-denominated foreign equity and debt securities. The Short/Intermediate Bond Fund and the Bond Fund (each with respect to 20% of its total assets) may invest in non-convertible (and convertible in the case of the Bond Fund) debt of foreign banks, foreign corporations and foreign governments which obligations are denominated in and pay interest in U.S. dollars. The Convertible Securities Fund may invest in dollar-denominated Eurodollar securities convertible into the common stock of domestic corporations. The Government Fund may invest in dollar-denominated Eurodollar securities that are guaranteed by the U.S. Government or its agencies or instrumentalities. Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities that are described in the Prospectus.

FUTURES CONTRACTS AND OPTIONS. The Equity Funds and the Fixed Income Funds may attempt to reduce the risk of investment in securities by hedging a portion of its portfolio through the use of futures contracts on indices and options on such indices traded on national securities exchanges. These Funds also may attempt to reduce the risk of investment in debt securities by hedging a portion of its portfolio through the use of interest rate futures and options on such futures contracts. A Fund will use futures contracts and options on such futures contracts only as a hedge against anticipated changes in the values of securities


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

held in its portfolio or in the values of securities that it intends to purchase.

Each Fund may invest in covered put and covered call options and may write covered put and covered call options on securities in which it may invest directly and that are traded on registered domestic securities exchanges or over-the-counter.

The use of index and interest rate futures contracts and options may expose a Fund to additional risks and transaction costs. Risks inherent in the use of such instruments include: (1) the risk that interest rates, securities prices or currency markets will not move in the direction that the portfolio manager anticipates; (2) the existence of an imperfect correlation between the price of such instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible inability to close out certain hedged positions may result in adverse tax consequences; (5) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (6) the leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and (7) particularly in the case of privately-negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave a Fund worse off than if it had not entered into the position.

When a Fund invests in index and interest rate futures contracts and options, it may be required to segregate cash or other appropriate assets to "cover" the Fund's position. Assets segregated or set aside generally may not be disposed of so long as a Fund maintains the positions requiring segregation or cover. Segregating assets could diminish a Fund's return due to the opportunity losses of foregoing other potential investments with the segregated assets. See "Investment Strategies" in the SAI.

GUARANTEED INVESTMENT CONTRACTS. The Short/Intermediate Bond Fund and the Bond Fund may invest in guaranteed investment contracts ("GICs") issued by U.S. and Canadian insurance companies. GICs require a Fund to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then makes payments to the Fund based on negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the



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general assets of the insurance company, and the contract is paid from the insurance company's general assets. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist.

ILLIQUID SECURITIES AND RESTRICTED SECURITIES. Each Fund may invest up to 15% (10% with respect to the Equity Fund and the Short/ Intermediate Bond Fund) of its net assets in securities that are considered illiquid. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 ("restricted securities"), securities which are otherwise not readily marketable, such as over-the-counter options, and repurchase agreements not entitling the holder to payment of principal in seven days. Under the supervision of the Trust's Board of Trustees (or the Company's Board of Directors), the investment adviser determines and monitors the liquidity of portfolio securities.

Repurchase agreements and time deposits that do not provide for payment to the Fund within seven days after notice or which have a term greater than seven days are deemed illiquid securities for this purpose unless such securities are variable amount master demand notes with maturities of nine months or less or unless the investment adviser has determined that an adequate trading market exists for such securities or that market quotations are readily available. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund might also have to register restricted securities in order to dispose of them, resulting in expense and delay. A Fund might not be able to dispose of restricted or other securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time. The Funds may purchase Rule 144A securities sold to institutional investors without registration under the Securities Act of 1933 and commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, for which an institutional market has developed. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer's ability to honor a demand for repayment of the unregistered security. A security's contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the security. These securities may be determined to be liquid in accordance with guidelines established by the Trust's Board of Trustees (or the Company's Board of Directors). These guidelines take


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into account trading activity in the securities and the availability of reliable pricing information, among other factors. The Board of Trustees or Directors monitors implementation of these guidelines on a periodic basis.

INVESTMENT COMPANY SECURITIES AND INVESTMENT FUNDS. In connection with the management of its daily cash positions, each Fund may invest in securities issued by investment companies that invest in short term, debt securities (which may include municipal obligations that are exempt from Federal income taxes) and which seek to maintain a $1.00 net asset value per share. Each Fund, other than the Equity Fund and the Short/Intermediate Bond Fund, also may invest in securities issued by investment companies that invest in securities in which the Fund could invest directly. Securities of investment companies may be acquired by any of the Funds within the limits prescribed by the 1940 Act. These limit each such Fund so that: (1) not more than 5% of its total assets will be invested in the securities of any one investment company; (2) not more than 10% of its total assets will be invested in the aggregate in securities of investment companies as a group; and (3) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust or the Company as a whole. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro-rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

Some emerging countries have laws and regulations that preclude direct foreign investment in the securities of companies located there. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging countries through specifically authorized investment funds. The Emerging Markets Fund and the International Fund may invest in these investment funds.

LETTERS OF CREDIT. Debt obligations, including municipal obligations, certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank. Only banks that, in the opinion of the investment adviser, are of investment quality comparable to other permitted investments of a Fund, may be used for letter of credit-backed investments.

MORTGAGE-BACKED SECURITIES. The Equity Funds, the Bond Fund, the
Short/Intermediate Bond Fund and the Intermediate Government Bond Fund may invest in mortgage-backed securities, including collateralized mortgage obligations


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("CMOs") and Government Stripped Mortgage-Backed Securities. Mortgage-backed securities represent an interest in a pool of mortgages originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-backed securities may be issued by government-related entities or by non-governmental entities such as special purpose trusts created by banks, savings associations, private mortgage insurance companies or mortgage bankers. U.S. Government-related mortgage-backed securities may be issued or guaranteed by the U.S. Government or one of its agencies and backed by the full faith and credit of the U.S. Government, or supported primarily or solely by the creditworthiness of the issuing U.S. Government agency or other entity.

CMOs are types of bonds secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of obligations. Government Stripped Mortgage-Backed Securities are mortgage-backed securities issued or guaranteed by Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), or Federal Home Loan Mortgage Corporation ("FHLMC"). These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying the Government Stripped Mortgage-Backed Securities represent all or part of the beneficial interest in pools of mortgage loans.

Even if the U.S. Government or one of its agencies guarantees principal and interest payments of a mortgage-backed security, the market price of a mortgage-backed security is not insured and may be subject to market volatility. When interest rates decline, mortgage-backed securities experience higher rates of prepayment because the underlying mortgages are refinanced to take advantage of the lower rates. The prices of mortgage-backed securities may not increase as much as prices of other debt obligations when interest rates decline, and mortgage-backed securities may not be an effective means of locking in a particular interest rate. In addition, any premium paid for a mortgage-backed security may be lost if the security is prepaid. When interest rates rise, mortgage-backed securities experience lower rates of prepayment. This has the effect of lengthening the expected maturity of a mortgage-backed security. As a result, prices of mortgage-backed securities may decrease more than prices of other debt obligations when interest rates rise.


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MUNICIPAL OBLIGATIONS. The Balanced Fund, the Tax-Exempt Bond Fund, the Bond
Fund, the Intermediate Tax-Exempt Bond Fund and the Short/Intermediate Bond Fund may invest in municipal obligations. Municipal obligations include municipal bonds, municipal notes and municipal commercial paper. These securities may be issued by or on behalf of states, territories and possessions of the U.S., the District of Columbia, and their respective authorities, agencies, instrumentalities and political subdivisions. Municipal bonds generally have a maturity at the time of issuance of up to 30 years. Municipal notes are intended to fulfill the short-term capital needs of the issuer and generally have maturities at the time of issuance of three years or less. Municipal commercial paper is a debt obligation with an effective maturity or put date of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt.

The two principal classifications of municipal obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or from other specific revenue sources such as the user of the facility being financed. Revenue securities include private activity bonds (also known as industrial revenue bonds), which may be purchased only by the Tax-Exempt Bond Fund and the Intermediate Tax-Exempt Bond Fund and which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal notes are generally issued in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. The ability of an issuer to make payments is therefore dependent on these tax receipts, proceeds from bond sales or other revenues, as the case may be. The municipal notes in which the Tax-Exempt Bond Fund and the Intermediate Tax-Exempt Bond Fund may invest include tax anticipation notes, bond anticipation notes, and revenue anticipation notes (which generally are issued in anticipation of various seasonal revenues).

The Tax-Exempt Bond Fund and the Intermediate Tax-Exempt Bond Fund may invest in municipal leases. Municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as


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fire and sanitation vehicles, telecommunications equipment and other capital assets. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure may prove difficult.

REAL ESTATE INVESTMENT TRUSTS. The Emerging Markets Fund and the International Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs may be affected by changes in the value of the underlying property owned by the REITs or the quality of loans held by the REIT. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects.

REITs are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. Each Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon time and price, which includes an amount representing interest on the purchase price. A Fund may enter into repurchase agreements collateralized only by obligations that could otherwise be purchased by the Fund (except with respect to maturity). The seller will be required to maintain in a segregated account for the Fund cash or cash equivalent collateral equal to at least 102% of the repurchase price (including accrued interest). Default or bankruptcy of the seller would expose a Fund to possible loss because of adverse market action, delays in connection with the disposition of the underlying


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obligations or expenses of enforcing its rights.

The Equity Funds and the Fixed Income Funds may borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker-dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

A Fund may not enter into a repurchase agreement or reverse repurchase agreements if, as a result, more than 15% (10% with respect to the Equity Fund and the Short Intermediate Bond Fund) of the Fund's net assets would be invested in repurchase agreements or reverse repurchase agreements with a maturity of more than seven days and in other illiquid securities. The Funds will enter into repurchase agreements and reverse repurchase agreements only with registered broker-dealers and commercial banks that meet guidelines established by the Trust's Board of Trustees (or the Company's Board of Directors).

SECURITIES WITH PUTS. In order to maintain liquidity, the Equity Funds, the Tax-Exempt Bond Fund, the Bond Fund, the Intermediate Tax-Exempt Bond Fund, the Short/Intermediate Bond Fund and the Intermediate Government Bond Fund may enter into puts with respect to portfolio securities with banks or broker-dealers that, in the opinion of the investment adviser present minimal credit risks. The ability of these Funds to exercise a put will depend on the ability of the bank or broker-dealer to pay for the underlying securities at the time the put is exercised. In the event that a bank or broker-dealer defaults on its obligation to repurchase an underlying security, the Fund might be unable to recover all or a portion of any loss sustained by having to sell the security elsewhere.

SHORT SALES. The Emerging Markets Fund may from time to time sell securities short without limitation, although initially it has no intention to sell securities short. In a short sale, the Fund sells securities it does not own (but has borrowed) in anticipation of a decline in the securities' market price. All short sales by the Fund will be fully collateralized. Short sales involve certain risks and special considerations; possible losses from short sales may be unlimited, whereas losses from purchases of securities are limited to the total amount invested. The Fund may also sell short "against the box," that is, sell a security that the Fund owns or has the right to acquire, for delivery at a specified date in the future.



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SOVEREIGN DEBT. The Emerging Markets Fund and the International Fund may invest in "sovereign debt," which is issued or guaranteed by emerging market governments (including countries, provinces and municipalities) or their agencies and instrumentalities. Sovereign debt may trade at a substantial discount from face value. The Fund may hold and trade sovereign debt of emerging market countries in appropriate circumstances and to participate in debt conversion programs. Emerging country sovereign debt involves a high degree of risk, is generally lower-quality debt, and is considered speculative in nature. The issuer or governmental authorities that control sovereign debt repayment ("sovereign debtors") may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy towards the IMF and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the sovereign debtor's implementation of economic reforms or economic performance and the timely service of the debtor's obligations. The sovereign debtor's failure to meet these conditions may cause these third parties to cancel their commitments to provide funds to the sovereign debtor, which may further impair the debtor's ability or willingness to timely service its debts. In certain instances, the Fund may invest in sovereign debt that is in default as to payments of principal or interest. In the event that the Fund holds non-performing sovereign debt, the Fund may incur additional expenses in connection with any restructuring of the issuer's obligations or in otherwise enforcing its rights thereunder.

STAND-BY COMMITMENTS. The Balanced Fund, the Tax-Exempt Bond Fund and the Intermediate Tax-Exempt Bond Fund may purchase municipal securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which a Fund pays for securities with a stand-by commitment may increase the cost, and thereby reduce the yield, of the security.


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

The primary purpose of this practice is to permit a Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. The Balanced Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments acquired by a Fund will be valued at zero in determining the Fund's net asset value. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.

U.S. GOVERNMENT OBLIGATIONS. Each of the Funds may invest in U.S. Government Obligations, which consist of bills, notes and bonds issued by the U.S. Treasury. They are direct obligations of the U.S. Government and differ primarily in the length of their maturities.

U.S. GOVERNMENT SECURITIES. Each of the Funds may invest in U.S. Government
Securities: obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities and backed by the full faith and credit of the U.S. Government, such as those guaranteed by the Small Business Administration or issued by the Government National Mortgage Association. In addition, U.S. Government Securities may include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government's full faith and credit.

WARRANTS. The Equity Funds and the Convertible Securities Fund may invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. Unlike convertible securities and preferred stocks, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of


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

speculation or other factors and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which case the warrant may expire without being exercised, resulting in the loss of the Fund's entire investment therein).

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES. Each Fund may purchase securities (including securities issued pursuant to an initial public offering) on a "when-issued," "delayed delivery" or "forward commitment" basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. A Fund will make a commitment to purchase securities on a when-issued basis only with the intention of actually acquiring the securities, but may sell them before the settlement date, if deemed advisable. The Funds do not earn income on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and Government Securities may be sold in this manner.

ZERO COUPON SECURITIES. Each of the Funds may invest in zero coupon securities. Zero coupon securities are debt securities that are issued and traded at a discount and do not entitle the holder to any periodic payments of interest prior to maturity. Zero coupon securities include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. These components are traded independently under the U.S. Treasury's Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program or as Coupons Under Book Entry Safekeeping ("CUBES").

The International Fund and the Intermediate Government Bond Fund may invest in other types of related zero coupon securities commonly known as "stripped" securities. For instance, a number of banks and brokerage firms separate the principal and interest portions of U.S. Treasury securities and sell them separately in the form of receipts or certificates representing undivided interests in these instruments. These instruments are generally held by a bank in a custodial or trust account on behalf of the owners of the securities and are known by various names, including Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). Stripped securities also may be issued by corporations and municipalities. Stripped securities will normally be considered illiquid investments and will be acquired subject to the limitations on illiquid investments.

Zero coupon securities are sold at original issue discount and pay


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no interest to holders prior to maturity, but a Fund holding a zero coupon security must include a portion of the original issue discount of the security as income. Because of this, zero coupon securities may be subject to greater fluctuation of market value than the other debt securities in which the Funds may invest. The Funds distribute all of their net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when the investment adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.


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



                       INVESTMENT ADVISER, ADMINISTRATOR,
                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
                          Harris Trust and Savings Bank
                             111 West Monroe Street
                             Chicago, Illinois 60603


                           PORTFOLIO MANAGEMENT AGENT
                       Harris Investment Management, Inc.
                            190 South LaSalle Street
                             Chicago, Illinois 60603


                             INVESTMENT SUB-ADVISER
                        Hansberger Global Investors, Inc.
                     515 East Las Olas Boulevard, Suite 1300
                         Fort Lauderdale, Florida 33301


                        SUB-ADMINISTRATOR AND ACCOUNTING
                       SERVICES AGENT, SUB-TRANSFER AGENT
                          AND DIVIDEND DISBURSING AGENT
                                    PFPC Inc.
                              103 Bellevue Parkway
                           Wilmington, Delaware 19809


                        SUB-ADMINISTRATOR AND DISTRIBUTOR
                             Funds Distributor, Inc.
                           60 State Street, Suite 1300
                           Boston, Massachusetts 02109


                                    CUSTODIAN
                                 PNC Bank, N.A.
                            Broad & Chestnut Streets
                        Philadelphia, Pennsylvania 19101


                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                              30 South 17th Street
                        Philadelphia, Pennsylvania 19103


                                  LEGAL COUNSEL
                               Bell, Boyd & Lloyd
                           Three First National Plaza
                             Chicago, Illinois 60602

                               VISIT OUR WEB SITE
                              WWW.HARRISINSIGHT.COM

                               INVESTMENT ADVISER:
                          Harris Trust and Savings Bank

                           PORTFOLIO MANAGEMENT AGENT:
                       Harris Investment Management, Inc.

                                  DISTRIBUTOR:
                             Funds Distributor, Inc.




                                    HIF 1325